UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22798

FS Global Credit Opportunities Fund—A

(Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

Michael C. Forman

FS Global Credit Opportunities Fund—A

201 Rouse Boulevard

Philadelphia, Pennsylvania 19112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

The semi-annual report (the “Semi-Annual Report”) of FS Global Credit Opportunities Fund—A (the “Feeder Fund”) for the six months ended June 30, 2019 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

Semi-annual report 2019

Finding value to generate income and growth

FS Global Credit Opportunities Fund–A

FS Global Credit Opportunities Fund–D

FS Global Credit Opportunities Fund–T

FS Global Credit Opportunities Fund–ADV

FS Global Credit Opportunities Fund–T2

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of FS Global Credit Opportunities Fund’s (the “Fund”), FS Global Credit Opportunities Fund–A’s (“Fund–A”), FS Global Credit Opportunities Fund–D’s (“Fund–D”), FS Global Credit Opportunities Fund–T’s (“Fund–T”), FS Global Credit Opportunities Fund–ADV’s (“Fund–ADV”) and FS Global Credit Opportunities Fund–T2’s (“Fund–T2” and, collectively with Fund–A, Fund–D, Fund–T and Fund–ADV, the “Feeder Funds” and, collectively with the Fund, the “Funds”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Funds electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or directly with the Funds.

FS Global Credit Opportunities Fund — Feeder Funds
FS Global Credit Opportunities Fund—A (“Fund—A”)
FS Global Credit Opportunities Fund—D (“Fund—D”)
FS Global Credit Opportunities Fund—T (“Fund—T”)
FS Global Credit Opportunities Fund—ADV (“Fund—ADV”)
FS Global Credit Opportunities Fund—T2 (“Fund—T2”)
(Collectively, the “FS Global Credit Opportunities Fund — Feeder Funds” or “Feeder Funds”)
Semi-Annual Report for the Six Months Ended June 30, 2019
i

FS Global Credit Opportunities Fund — Feeder Funds
Unaudited Statements of Assets and Liabilities
(in thousands, except share and per share amounts)
June 30, 2019

	Fund—A	Fund—D	Fund—T	Fund—ADV	Fund—T2
Assets
Investment in FS Global Credit Opportunities Fund, at fair value(1)	$1,060,404	$204,815	$190,654	$56,037	$6,610
Cash	7,129	1,352	1,458	386	45
Expense reimbursement due from sponsor(2)	—	—	—	3	11
Total assets	$1,067,533	$206,167	$192,112	$56,426	$6,666
Liabilities
Shareholder distributions payable	$3,347	$615	$471	$143	$11
Distribution fees payable	—	—	193	28	7
Administrative services expense payable	33	23	23	7	2
Transfer agent fees payable	119	15	9	4	—
Professional fees payable	7	6	16	17	11
Accounting and administrative fees payable	116	23	22	8	—
Other accrued expenses and liabilities	3	—	157	8	21
Total liabilities	$3,625	$682	$891	$215	$52
Net assets	$1,063,908	$205,485	$191,221	$56,211	$6,614
Commitments and contingencies(3)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized(4)	$140	$27	$25	$7	$1
Capital in excess of par value	1,205,690	232,500	196,578	58,485	6,834
Retained earnings (accumulated deficit)	(141,922)	(27,042)	(5,382)	(2,281)	(221)
Net assets	$1,063,908	$205,485	$191,221	$56,211	$6,614
Net asset value per common share at period end	$7.61	$7.61	$7.69	$7.59	$7.56

(1) Investment in FS Global Credit Opportunities Fund, at cost	$1,173,600	$225,573	$199,704	$58,863	$6,841
(2) See Note 4 for a discussion of reimbursements and other amounts paid by the sponsor and affiliates.
(3) Commitments and contingencies—See Note 6 for a discussion of commitments and contingencies	$22,129	$4,413	—	$3	$83
(4) Common shares issued and outstanding	139,769,863	26,995,170	24,855,965	7,401,691	874,772
See notes to unaudited financial statements.
1

FS Global Credit Opportunities Fund — Feeder Funds
Unaudited Statements of Operations
(in thousands)
Six Months Ended June 30, 2019

	Fund—A	Fund—D	Fund—T	Fund—ADV	Fund—T2
Investment income
Distributions from FS Global Credit Opportunities Fund	$38,066	$7,350	$6,852	$2,012	$237
Interest income	6	1	2	1	—
Total investment income	38,072	7,351	6,854	2,013	237
Operating expenses
Administrative services expenses	231	55	38	11	3
Distribution fees	—	—	1,331	191	54
Transfer agent fees	364	67	59	17	1
Accounting and administrative fees	140	27	26	8	1
Professional fees	11	11	16	17	11
Printing expenses	303	68	60	27	—
Other general and administrative expenses	71	13	134	17	—
Total operating expenses	1,120	241	1,664	288	70
Less: Expense reimbursement from sponsor(1)	—	—	—	(3)	(11)
Net operating expenses	1,120	241	1,664	285	59
Net investment income	36,952	7,110	5,190	1,728	178
Realized and unrealized gain/loss from FS Global Credit Opportunities Fund
Net realized gain (loss) on investment	(6,011)	(1,208)	5	(11)	(1)
Net change in unrealized appreciation (depreciation) on investment	14,228	2,793	1,474	444	52
Total net realized gain (loss) and unrealized appreciation (depreciation) on investment	8,217	1,585	1,479	433	51
Net increase (decrease) in net assets resulting from operations	$45,169	$8,695	$6,669	$2,161	$229

(1)
See Note 4 for a discussion of reimbursements and other amounts paid by the sponsor and affiliates.

See notes to unaudited financial statements.
2

FS Global Credit Opportunities Fund — Feeder Funds
Statements of Changes in Net Assets
(in thousands)

	Fund—A		Fund—D
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$36,952	$74,298	$7,110	$14,317
Net realized gain (loss) on investment	(6,011)	(15,253)	(1,208)	(3,505)
Net change in unrealized appreciation (depreciation) on investment	14,228	24,411	2,793	5,306
Net increase (decrease) in net assets resulting from operations	45,169	83,456	8,695	16,118
Shareholder distributions(1)
Distributions to shareholders	(35,468)	(71,050)	(6,848)	(13,710)
Net decrease in net assets resulting from shareholder distributions	(35,468)	(71,050)	(6,848)	(13,710)
Capital share transactions(2)
Reinvestment of shareholder distributions	15,896	35,557	3,297	7,286
Repurchases of common shares	(17,208)	(57,950)	(3,466)	(13,078)
Net increase (decrease) in net assets resulting from capital share transactions	(1,312)	(22,393)	(169)	(5,792)
Total increase (decrease) in net assets	8,389	(9,987)	1,678	(3,384)
Net assets at beginning of period	1,055,519	1,065,506	203,807	207,191
Net assets at end of period	$1,063,908	$1,055,519	$205,485	$203,807

(1)
See Note 5 for a discussion of the sources of distributions.

(2)
See Note 3 for a discussion of transactions with respect to common shares.

See notes to unaudited financial statements.
3

FS Global Credit Opportunities Fund — Feeder Funds
Statements of Changes in Net Assets
(in thousands)

	Fund—T		Fund—ADV
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$5,190	$11,396	$1,728	$3,578
Net realized gain (loss) on investment	5	354	(11)	33
Net change in unrealized appreciation (depreciation) on investment	1,474	1,327	444	471
Net increase (decrease) in net assets resulting from operations	6,669	13,077	2,161	4,082
Shareholder distributions(1)
Distributions to shareholders	(5,078)	(10,214)	(1,704)	(3,415)
Net decrease in net assets resulting from shareholder distributions	(5,078)	(10,214)	(1,704)	(3,415)
Capital share transactions(2)
Reinvestment of shareholder distributions	2,262	4,774	853	1,780
Repurchases of common shares	(2,354)	(8,949)	(884)	(3,234)
Net increase (decrease) in net assets resulting from capital share transactions	(92)	(4,175)	(31)	(1,454)
Total increase (decrease) in net assets	1,499	(1,312)	426	(787)
Net assets at beginning of period	189,722	191,034	55,785	56,572
Net assets at end of period	$191,221	$189,722	$56,211	$55,785

(1)
See Note 5 for a discussion of the sources of distributions.

(2)
See Note 3 for a discussion of transactions with respect to common shares.

See notes to unaudited financial statements.
4

FS Global Credit Opportunities Fund — Feeder Funds
Statements of Changes in Net Assets
(in thousands)

	Fund—T2
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$178	$353
Net realized gain (loss) on investment	(1)	(1)
Net change in unrealized appreciation (depreciation) on investment	52	53
Net increase (decrease) in net assets resulting from operations	229	405
Shareholder distributions(1)
Distributions to shareholders	(178)	(353)
Net decrease in net assets resulting from shareholder distributions	(178)	(353)
Capital share transactions(2)
Reinvestment of shareholder distributions	109	226
Repurchases of common shares	(16)	(161)
Net increase in net assets resulting from capital share transactions	93	65
Total increase in net assets	144	117
Net assets at beginning of period	6,470	6,353
Net assets at end of period	$6,614	$6,470

(1)
See Note 5 for a discussion of the sources of distributions.

(2)
See Note 3 for a discussion of transactions with respect to common shares.

See notes to unaudited financial statements.
5

FS Global Credit Opportunities Fund — Feeder Funds
Unaudited Statements of Cash Flows
(in thousands)
Six Months Ended June 30, 2019

	Fund—A	Fund—D	Fund—T	Fund—ADV	Fund—T2
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$45,169	$8,695	$6,669	$2,161	$229
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of common shares of FS Global Credit Opportunities Fund	(17,570)	(3,600)	(2,515)	(914)	(97)
Sales of common shares of FS Global Credit Opportunities Fund	17,194	3,466	2,354	884	16
Net realized (gain) loss on investments	6,011	1,208	(5)	11	1
Net change in unrealized (appreciation) depreciation on investment	(14,228)	(2,793)	(1,474)	(444)	(52)
(Increase) decrease in expense reimbursement and additional support payment due from sponsor(1)	29	6	2	(3)	(10)
Increase (decrease) in distribution fees payable	—	—	144	18	—
Increase (decrease) in administrative services expense payable	(1)	22	7	2	2
Increase (decrease) in transfer agent fees payable	(9)	(8)	(12)	(2)	(2)
Increase (decrease) in professional feespayable	(14)	(14)	(17)	(17)	(22)
Increase (decrease) in accounting and administrative fees payable	43	9	9	5	—
Increase (decrease) in other accrued expenses and liabilities	(53)	(34)	115	(13)	8
Net cash provided by (used in) operating activities	36,571	6,957	5,277	1,688	73
Cash flows from financing activities
Reinvestment of shareholder distributions	15,896	3,297	2,262	853	109
Repurchases of common shares	(17,208)	(3,466)	(2,354)	(884)	(16)
Shareholder distributions	(35,283)	(6,809)	(5,068)	(1,690)	(178)
Net cash provided by (used in) financing activities	(36,595)	(6,978)	(5,160)	(1,721)	(85)
Total increase (decrease) in cash	(24)	(21)	117	(33)	(12)
Cash at beginning of period	7,153	1,373	1,341	419	57
Cash at end of period	$7,129	$1,352	$1,458	$386	$45

(1)
See Note 4 for a discussion of reimbursements and other amounts paid to the Company by its sponsor and affiliates.

See notes to unaudited financial statements.
6

FS Global Credit Opportunities Fund — Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

	FS Global Credit Opportunities Fund—A
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Per Share Data:(1)
Net asset value, beginning of period	$7.54	$7.46	$8.01	$7.08	$8.91	$10.02
Results of operations
Net investment income(2)	0.27	0.53	0.79	0.78	0.87	0.87
Net realized gain (loss) and unrealized appreciation (depreciation) on investment	0.06	0.06	(0.47)	1.02	(1.78)	(1.11)
Net increase (decrease) in net assets resulting from operations	0.33	0.59	0.32	1.80	(0.91)	(0.24)
Shareholder distributions(3)
Distributions from net investment income	(0.26)	(0.51)	(0.87)	(0.87)	(0.87)	(0.87)
Net decrease in net assets resulting from shareholder distributions	(0.26)	(0.51)	(0.87)	(0.87)	(0.87)	(0.87)
Capital share transactions
Reimbursement of sponsor(4)	—	—	—	—	(0.05)	—
Offering costs	—	—	—	—	(0.04)	(0.10)
Capital contributions of sponsor(5)	—	—	—	—	0.04	0.10
Net increase (decrease) in net assets resulting from capital share transactions	—	—	—	—	(0.05)	0.00
Net asset value, end of period	$7.61	$7.54	$7.46	$8.01	$7.08	$8.91
Shares outstanding, end of period	139,769,863	139,954,541	142,925,358	139,931,140	109,659,116	54,670,071
Total return(6)(9)	4.35%	7.93%	4.11%	27.39%	(11.72)%	(2.94)%
Ratio/Supplemental Data:
Net assets, end of period	$1,063,908	$1,055,519	$1,065,506	$1,120,179	$775,956	$486,908
Ratio of net investment income to average net assets(7)(8)	6.98%	6.86%	9.97%	10.68%	10.52%	9.01%
Ratio of total operating expenses to average net assets(7)	0.21%	0.17%	0.16%	0.46%	0.25%	0.33%
Ratio of expense reimbursement from sponsor to average net assets(7)	—	—	(0.16)%	(0.21)%	(0.25)%	(0.33)%
Ratio of net operating expenses to average net assets(7)	0.21%	0.17%	0.00%	0.25%	0.00%	0.00%
Portfolio turnover of FS Global Credit Opportunities Fund	43%	72%	94%	92%	125%	165%

See page 12 for footnotes to financial highlights.
See notes to unaudited financial statements.
7

FS Global Credit Opportunities Fund — Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

	FS Global Credit Opportunities Fund—D
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Per Share Data:(1)
Net asset value, beginning of period	$7.54	$7.46	$8.01	$7.08	$8.91	$10.02
Results of operations
Net investment income(2)	0.27	0.53	0.79	0.78	0.87	0.87
Net realized gain (loss) and unrealized appreciation (depreciation) on investment	0.06	0.06	(0.47)	1.02	(1.78)	(1.11)
Net increase (decrease) in net assets resulting from operations	0.33	0.59	0.32	1.80	(0.91)	(0.24)
Shareholder distributions(3)
Distributions from net investment income	(0.26)	(0.51)	(0.87)	(0.87)	(0.87)	(0.87)
Net decrease in net assets resulting from shareholder distributions	(0.26)	(0.51)	(0.87)	(0.87)	(0.87)	(0.87)
Capital share transactions
Reimbursement of sponsor(4)	—	—	—	—	(0.05)	—
Offering costs	—	—	—	—	(0.04)	(0.11)
Capital contributions of sponsor(5)	—	—	—	—	0.04	0.11
Net increase (decrease) in net assets resulting from capital share transactions	—	—	—	—	(0.05)	0.00
Net asset value, end of period	$7.61	$7.54	$7.46	$8.01	$7.08	$8.91
Shares outstanding, end of period	26,995,170	27,020,192	27,788,843	26,932,885	21,201,113	10,906,827
Total return(6)(9)	4.35%	7.93%	4.11%	27.38%	(11.72)%	(2.94)%
Ratio/Supplemental Data:
Net assets, end of period	$205,485	$203,807	$207,191	$215,635	$150,024	$97,139
Ratio of net investment income to average net assets(7)(8)	6.95%	6.85%	9.97%	10.68%	10.51%	9.01%
Ratio of total operating expenses to average net assets(7)	0.24%	0.18%	0.20%	0.53%	0.31%	0.45%
Ratio of expense reimbursement from sponsor to average net assets(7)	—	—	(0.20)%	(0.28)%	(0.31)%	(0.45)%
Ratio of net operating expenses to average net assets(7)	0.24%	0.18%	0.00%	0.25%	0.00%	0.00%
Portfolio turnover of FS Global Credit Opportunities Fund	43%	72%	94%	92%	125%	165%

See page 12 for footnotes to financial highlights.
See notes to unaudited financial statements.
8

FS Global Credit Opportunities Fund — Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

	FS Global Credit Opportunities Fund—T
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,		Period from June 1, 2016 (Commencement of Operations) to December 31, 2016
		2018	2017
Per Share Data:(1)
Net asset value, beginning of period	$7.63	$7.52	$8.07	$7.38
Results of operations
Net investment income(2)	0.21	0.46	0.61	0.38
Net realized gain (loss) and unrealized appreciation (depreciation) on investment	0.06	0.06	(0.54)	0.67
Net increase (decrease) in net assets resulting from operations	0.27	0.52	0.07	1.05
Shareholder distributions(3)
Distributions from net investment income	(0.21)	(0.41)	(0.62)	(0.36)
Net decrease in net assets resulting from shareholder distributions	(0.21)	(0.41)	(0.62)	(0.36)
Capital share transactions
Net asset value, end of period	$7.69	$7.63	$7.52	$8.07
Shares outstanding, end of period	24,855,965	24,870,141	25,410,621	8,605,273
Total return(6)(9)	3.49%	6.91%	0.78%	14.51%
Ratio/Supplemental Data:
Net assets, end of period	$191,221	$189,722	$191,034	$69,465
Ratio of net investment income to average net assets(7)(8)	5.44%	5.83%	7.73%	4.82%
Ratio of total operating expenses to average net assets(7)	1.74%	1.20%	2.44%	1.00%
Ratio of expense reimbursement from sponsor to average net assets(7)	—	—	—	(0.01)%
Ratio of net operating expenses to average net assets(7)	1.74%	1.20%	2.44%	0.99%
Portfolio turnover of FS Global Credit Opportunities Fund	43%	72%	94%	92%(10)

See page 12 for footnotes to financial highlights.
See notes to unaudited financial statements.
9

FS Global Credit Opportunities Fund — Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

	FS Global Credit Opportunities Fund—ADV
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,		Period from July 6, 2016 (Commencement of Operations) to December 31, 2016
		2018	2017
Per Share Data:(1)
Net asset value, beginning of period	$7.53	$7.45	$8.04	$7.32
Results of operations
Net investment income(2)	0.23	0.48	0.62	0.29
Net realized gain (loss) and unrealized appreciation (depreciation) on investment	0.06	0.06	(0.54)	0.76
Net increase (decrease) in net assets resulting from operations	0.29	0.54	0.08	1.05
Shareholder distributions(3)
Distributions from net investment income	(0.23)	(0.46)	(0.67)	(0.33)
Net decrease in net assets resulting from shareholder distributions	(0.23)	(0.46)	(0.67)	(0.33)
Net asset value, end of period	$7.59	$7.53	$7.45	$8.04
Shares outstanding, end of period	7,401,691	7,406,327	7,596,001	1,615,221
Total return(6)(9)	3.88%	7.25%	0.89%	14.44%
Ratio/Supplemental Data:
Net assets, end of period	$56,211	$55,785	$56,572	$12,981
Ratio of net investment income to average net assets(7)(8)	6.17%	6.21%	7.93%	3.70%
Ratio of total operating expenses to average net assets(7)	1.03%	0.82%	2.22%	1.48%
Ratio of expense recoupment to (reimbursement from) sponsor to average net assets(7)	(0.01)%	—	0.04%	(0.43)%
Ratio of net operating expenses to average net assets(7)	1.02%	0.82%	2.26%	1.05%
Portfolio turnover of FS Global Credit Opportunities Fund	43%	72%	94%	92%(10)

See page 12 for footnotes to financial highlights.
See notes to unaudited financial statements.
10

FS Global Credit Opportunities Fund — Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

	FS Global Credit Opportunities Fund—T2
	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Period from August 2, 2017 (Commencement of Operations) to December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$7.50	$7.44	$7.97
Results of operations
Net investment income(2)	0.21	0.41	0.16
Net realized gain (loss) and unrealized appreciation (depreciation) on investment	0.06	0.06	(0.43)
Net increase (decrease) in net assets resulting from operations	0.27	0.47	(0.27)
Shareholder distributions(3)
Distributions from net investment income	(0.21)	(0.41)	(0.26)
Net decrease in net assets resulting from shareholder distributions	(0.21)	(0.41)	(0.26)
Net asset value, end of period	$7.56	$7.50	$7.44
Shares outstanding, end of period	874,772	862,481	853,769
Total return(6)(9)	3.55%	6.29%	(3.50)%
Ratio/Supplemental Data:
Net assets, end of period	$6,614	$6,470	$6,353
Ratio of net investment income to average net assets(7)(8)	5.43%	5.30%	2.11%
Ratio of total operating expenses to average net assets(7)	2.13%	2.52%	2.62%
Ratio of expense reimbursement from sponsor to average net assets(7)	(0.33)%	(0.78)%	(0.38)%
Ratio of net operating expenses to average net assets(7)	1.80%	1.74%	2.24%
Portfolio turnover of FS Global Credit Opportunities Fund	43%	72%	94%(10)

See page 12 for footnotes to financial highlights.
See notes to unaudited financial statements.
11

FS Global Credit Opportunities Fund — Feeder Funds
Financial Highlights
(in thousands, except share and per share amounts)

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(4)
See Note 4 for a discussion of reimbursements paid to the sponsor and affiliates.

(5)
See Note 4 for a discussion of reimbursements and other amounts paid by the sponsor and affiliates.

(6)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of each Feeder Fund at each Feeder Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The total return does not consider the effect of the sales load from the sale of each Feeder Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of each Feeder Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, FS Global Credit Opportunities Fund’s (the “Fund”) ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on each Feeder Fund’s investment in the Fund during the applicable period and do not represent an actual return to shareholders. Total return includes the effect of any waivers or additional support payments from sponsor, if applicable. For Fund—A and Fund—D, without such payments during the years ended December 31, 2017 and 2016, the total return would have been 2.99% and 26.27%, respectively. Total return for the six months ended June 30, 2019, the year ended December 31, 2018 and periods prior to December 31, 2016 would be unchanged.

(7)
Average daily net assets for the applicable period is used for this calculation. Does not reflect the proportionate share of accrued income and expenses. Ratios for Fund—T, Fund—ADV and Fund—T2 for the periods June 1, 2016 (Commencement of Operations) to December 31, 2016, July 6, 2016 (Commencement of Operations) to December 31, 2016 and August 2, 2017 (Commencement of Operations) to December 31, 2017, respectively, are not annualized.

(8)
Had the sponsor not reimbursed certain operating expenses and made additional support payments, the ratio of net investment income to average net assets would have been as follows:

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Fund—A	6.98%	6.86%	9.81%	10.47%	10.27%	8.68%
Fund—D	6.95%	6.85%	9.77%	10.40%	10.20%	8.56%
Fund—T	5.44%	5.83%	7.73%	4.81%	—	—
Fund—ADV	6.16%	6.21%	7.93%	3.27%	—	—
Fund—T2	5.10%	4.52%	1.73%	—	—	—
(9)
Total return presented for periods less than one year is not annualized.

(10)
Portfolio turnover of FS Global Credit Opportunities Fund is for the full year.

See notes to unaudited financial statements.
12

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Global Credit Opportunities Fund—A (“Fund—A”), FS Global Credit Opportunities Fund—D (“Fund—D”), FS Global Credit Opportunities Fund—T (“Fund—T”), FS Global Credit Opportunities Fund—ADV (“Fund—ADV”), FS Global Credit Opportunities Fund—T2 (“Fund—T2”), (each a “Feeder Fund” or collectively the “Feeder Funds”) are organized as Delaware statutory trusts. The Feeder Funds’ primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Feeder Funds invest substantially all of their net assets in FS Global Credit Opportunities Fund (“Fund”). The investment objectives and strategies of the Fund are identical to the Feeder Funds. The Feeder Funds’ unaudited financial statements should be read in conjunction with the unaudited consolidated financial statements of the Fund included herein.
As of June 30, 2019, approximately 69.8%, 13.5%, 12.6%, 3.7% and 0.4% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2, respectively. As of December 31, 2017, each Feeder Fund had closed its respective public offering to new investors.
The Feeder Funds’ investment adviser, FS Global Advisor, LLC (“FS Global Advisor”), is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Feeder Funds’ sponsor, Franklin Square Holdings, L.P., or FS Investments. On April 9, 2018, GSO Capital Partners LP (“GSO”), the former investment sub-adviser to FS Global Advisor, resigned as the investment sub-adviser to the Fund and terminated the investment sub-advisory agreement. Effective April 9, 2018, FS Global Advisor began to serve as the sole investment adviser to and provides all investment advisory services to the Fund.
Each Feeder Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited financial statements of the Feeder Funds have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Feeder Funds’ unaudited financial statements should be read in conjunction with their audited financial statements as of and for the year ended December 31, 2018 included in the Feeder Funds’ certified shareholder report on Form N-CSR. Operating results for the six months ended June 30, 2019 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019. The Feeder Funds are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Feeder Funds have evaluated the impact of subsequent events through the date the financial statements were issued.
Investment in the Fund: The Feeder Funds’ investments in the Fund are recorded at fair value and are based upon the Feeder Funds’ percentage ownership of the common shares of the Fund. The performance of each Feeder Fund is directly affected by the performance of the Fund.
13

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Use of Estimates: The preparation of each Feeder Fund’s unaudited financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Feeder Funds consider all highly liquid investments with original maturities of three months or less to be cash equivalents. The Feeder Funds’ cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investment: The Feeder Funds invest substantially all of their net assets in the Fund. As such, the Feeder Funds determine the net asset value, or NAV, of their common shares of beneficial interest, par value $0.001 per share, or their common shares, daily based on the NAV of their interest in the Fund (as provided by the Fund). Each Feeder Fund calculates NAV per common share by subtracting liabilities (including accrued expenses and distributions) from the total assets of each Feeder Fund (the value of their interest in the Fund, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. See Note 2 to the Fund’s unaudited consolidated financial statements included herein for detailed information on the Fund’s policies regarding the valuation of its portfolio investments.
Revenue Recognition: Realized gains and losses from Fund transactions are calculated on the specific share identification basis. Fund transactions are recorded on the effective date of the subscription in or the redemption from the Fund. Distributions received from the Fund are recorded on the record date. See Note 2 to the Fund’s unaudited consolidated financial statements included herein for detailed information on the Fund’s policies regarding revenue recognition.
Income Taxes: Each Feeder Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. Because each Feeder Fund invests substantially all of its net assets in the Fund, each Feeder Fund will generally qualify as a RIC if the Fund qualifies as a RIC. To qualify and maintain qualification as a RIC, the Feeder Funds and the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of their “investment company taxable income” and their net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, each Feeder Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Feeder Funds and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis in order to maintain their RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Feeder Funds also will be subject to nondeductible U.S. federal excise taxes if they do not distribute at least 98% of their net ordinary income, 98.2% of net capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Feeder Funds evaluate their tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Feeder Funds’ financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Feeder Funds recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on the statements of operations. During the six months ended June 30, 2019, the Feeder Funds did not incur any interest or penalties.
14

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Feeder Funds have analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and have concluded that no provision for income tax is required in the Feeder Funds’ financial statements. The Feeder Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Distributions: Distributions to the Feeder Funds’ shareholders are recorded as of the record date. Subject to the discretion of each Feeder Fund’s board of trustees, or the Board, and applicable legal restrictions, the Feeder Funds intend to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Fund, net of any Feeder Fund operating expenses. At least annually, each Feeder Fund intends to authorize and declare special cash distributions of net realized long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.
Note 3. Share Transactions
Below is a summary of transactions with respect to each Feeder Fund’s common shares during the six months ended June 30, 2019 and the year ended December 31, 2018:
	FS Global Credit Opportunities Fund—A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	2,083,230	$15,896	4,592,072	$35,557
Repurchases of Common Shares	(2,267,908)	(17,208)	(7,562,889)	(57,950)
Net Proceeds from Share Transactions	(184,678)	$(1,312)	(2,970,817)	$(22,393)
During the period from July 1, 2019 to August 14, 2019, FS Global Credit Opportunities Fund—A issued 668,857 common shares pursuant to its distribution reinvestment plan for gross proceeds of  $5,081.
	FS Global Credit Opportunities Fund—D
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	431,802	$3,297	940,904	$7,286
Repurchases of Common Shares	(456,824)	(3,466)	(1,709,555)	(13,078)
Net Proceeds from Share Transactions	(25,022)	$(169)	(768,651)	$(5,792)
During the period from July 1, 2019 to August 14, 2019, FS Global Credit Opportunities Fund—D issued 136,536 common shares pursuant to its distribution reinvestment plan for gross proceeds of  $1,038.
	FS Global Credit Opportunities Fund—T
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	292,614	$2,262	610,520	$4,774
Repurchases of Common Shares	(306,790)	(2,354)	(1,151,000)	(8,949)
Net Proceeds from Share Transactions	(14,176)	$(92)	(540,480)	$(4,175)

15

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

During the period from July 1, 2019 to August 14, 2019, FS Global Credit Opportunities Fund—T issued 96,747 common shares pursuant to its distribution reinvestment plan for gross proceeds of  $744.
	FS Global Credit Opportunities Fund—ADV
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	112,054	$853	230,070	$1,780
Repurchases of Common Shares	(116,690)	(884)	(419,744)	(3,234)
Net Proceeds from Share Transactions	(4,636)	$(31)	(189,674)	$(1,454)
During the period from July 1, 2019 to August 14, 2019, FS Global Credit Opportunities Fund—ADV issued 35,235 common shares pursuant to its distribution reinvestment plan for gross proceeds of  $267.
	FS Global Credit Opportunities Fund—T2
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	14,414	$109	29,190	$226
Repurchases of Common Shares	(2,123)	(16)	(20,478)	(161)
Net Proceeds from Share Transactions	12,291	$93	8,712	$65
During the period from July 1, 2019 to August 14, 2019, FS Global Credit Opportunities Fund—T2 issued 4,813 common shares pursuant to its distribution reinvestment plan for gross proceeds of  $37.
Share Repurchase Program
To provide shareholders with limited liquidity, the Feeder Funds intend to conduct quarterly repurchases of common shares. Any offer to repurchase common shares will be conducted solely through written tender offer materials mailed to each shareholder.
The Feeder Funds’ quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause Feeder Funds to offer to repurchase common shares and under what terms:
•
the effect of such repurchases on each Feeder Fund’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•
the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•
the Fund’s investment plans;

•
the Feeder Funds’ and the Fund’s working capital requirements;

•
the Feeder Funds’ history in repurchasing common shares or portions thereof; and

•
the condition of the securities markets.

16

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Each Feeder Fund will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of  (i) the greater of  (x) the number of common shares that each Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under each Feeder Fund’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that each Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under each Feeder Fund’s distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of  (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. Each Feeder Fund will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase.
Common shares of Fund—T and Fund—T2 are subject to an annual distribution fee of 1.33% of the NAV of the common shares for Fund—T and Fund—T2. If a Fund—T or Fund—T2 shareholder wishes to tender his or her common shares for repurchase at any time prior to July 1, 2020 for Fund—T and November 1, 2020 for Fund—T2, such common shares will be subject to a contingent deferred sales charge. The contingent deferred sales charge will be calculated based upon the lesser of the NAV of such common shares and the public offering price at the time such common shares were purchased. The contingent deferred sales charge was payable on a declining basis as follows: if common shares were tendered for repurchase (i) at any time prior to July 1, 2018 for Fund—T and November 1, 2018 for Fund—T2, the contingent deferred sales charge was 1.00%; (ii) during the period from July 1, 2018 through June 30, 2019 for Fund—T and the period from November 1, 2018 through October 31, 2019 for Fund—T2, the contingent deferred sales charge is 0.67%; and (iii) during the period from July 1, 2019 through June 30, 2020 for Fund—T and November 1, 2019 through October 31, 2020 for Fund—T2, the contingent deferred sales charge is 0.33%. Common shares issued pursuant to the DRP are not subject to a contingent deferred sales charge. If a shareholder tenders a portion of his or her common shares, common shares received pursuant to the DRP will be repurchased first. After all such common shares have been repurchased, common shares will be repurchased on a first-in, first-out basis.
17

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following tables provide information concerning each Feeder Fund’s repurchases of common shares pursuant to their share repurchase program during the six months ended June 30, 2019 and the year ended December 31, 2018:
FS Global Credit Opportunities Fund—A
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
December 31, 2017	January 17, 2018	3,939,916	60%	2.76%	$7.547	$29,734
March 31, 2018	April 9, 2018	1,227,758	17%	0.88%	$7.678	9,426
June 30, 2018	July 2, 2018	1,159,127	16%	0.83%	$7.788	9,027
September 30, 2018	October 1, 2018	1,100,469	13%	0.79%	$7.907	8,702
Total		7,427,270				$56,889
Fiscal 2019
December 31, 2018	January 2, 2019	1,117,322	13%	0.80%	$7.536	$8,420
March 31, 2019	April 1, 2019	1,060,706	10%	0.76%	$7.640	8,104
Total		2,178,028				$16,524
On July 23, 2019, FS Global Credit Opportunities Fund—A repurchased approximately 1,022,826 common shares (representing approximately 8% of the common shares tendered for repurchase and 0.73% of the shares outstanding as of such date) at $7.619 per common share for aggregate consideration totaling $7,792.
FS Global Credit Opportunities Fund—D
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
December 31, 2017	January 17, 2018	980,629	40%	3.53%	$7.548	$7,402
March 31, 2018	April 9, 2018	257,613	10%	0.95%	$7.679	1,978
June 30, 2018	July 2, 2018	235,060	9%	0.87%	$7.788	1,831
September 30, 2018	October 1, 2018	222,970	8%	0.83%	$7.906	1,763
Total		1,696,272				$12,974
Fiscal 2019
December 31, 2018	January 2, 2019	227,491	8%	0.84%	$7.534	$1,714
March 31, 2019	April 1, 2019	221,092	7%	0.82%	$7.641	1,689
Total		448,583				$3,403
On July 23, 2019, FS Global Credit Opportunities Fund—D repurchased approximately 210,909 common shares (representing approximately 5% of the common shares tendered for repurchase and 0.78% of the shares outstanding as of such date) at $7.619 per common share for aggregate consideration totaling $1,607.
18

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

FS Global Credit Opportunities Fund—T
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
December 31, 2017	January 17, 2018	153,370	46%	0.60%	$7.586	$1,164
March 31, 2018	April 9, 2018	675,384	85%	2.66%	$7.748	5,233
June 30, 2018	July 2, 2018	151,900	10%	0.61%	$7.862	1,194
September 30, 2018	October 1, 2018	148,371	8%	0.60%	$7.988	1,185
Total		1,129,025				$8,776
Fiscal 2019
December 31, 2018	January 2, 2019	152,436	8%	0.61%	$7.619	$1,161
March 31, 2019	April 1, 2019	147,590	8%	0.64%	$7.728	1,141
Total		300,026				$2,302
On July 23, 2019, FS Global Credit Opportunities Fund—T repurchased approximately 145,372 common shares (representing approximately 7% of the common shares tendered for repurchase and 0.58% of the shares outstanding as of such date) at $7.714 per common share for aggregate consideration totaling $1,121. Repurchased shares that were not issued under the Feeder Fund’s distribution reinvestment plan were subject to a contingent deferred sales charge as described above, which amount was paid to FS Investment Solutions, LLC, or FS Investment Solutions, which was the dealer manager for the Feeder Fund’s continuous public offering and an affiliate of FS Global Credit Opportunities Fund—T.
FS Global Credit Opportunities Fund—ADV
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
December 31, 2017	January 17, 2018	31,370	10%	0.41%	$7.519	$236
March 31, 2018	April 9, 2018	272,830	32%	3.58%	$7.669	2,092
June 30, 2018	July 2, 2018	56,496	10%	0.76%	$7.779	439
September 30, 2018	October 1, 2018	55,067	11%	0.74%	$7.898	436
Total		415,763				$3,203
Fiscal 2019
December 31, 2018	January 2, 2019	57,503	11%	0.78%	$7.525	$433
March 31, 2019	April 1, 2019	56,117	10%	0.82%	$7.630	428
Total		113,620				$861
On July 23, 2019, FS Global Credit Opportunities Fund—ADV repurchased approximately 55,966 common shares (representing approximately 6% of the common shares tendered for repurchase and 0.76% of the shares outstanding as of such date) at $7.609 per common share for aggregate consideration totaling $426.
19

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

FS Global Credit Opportunities Fund—T2
For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2018
December 31, 2017	January 17, 2018	1,686	100%	0.20%	$7.532	$13
March 31, 2018(1)	April 9, 2018	—	—	—	$7.656	—
June 30, 2018(1)	July 2, 2018	—	—	—	$7.766	—
September 30, 2018	October 1, 2018	18,792	100%	2.15%	$7.879	148
Total		20,478				$161
Fiscal 2019
December 31, 2018	January 2, 2019	2,123	100%	0.25%	$7.502	$16
March 31, 2019(1)	April 1, 2019	—	—	—	$7.600	—
Total		2,123				$16

(1)
No common shares were tendered for repurchase in connection with the quarterly tender offer.

On July 23, 2019, FS Global Credit Opportunities Fund—T2 repurchased approximately 7,600 common shares (representing approximately 31% of the common shares tendered for repurchase and 0.87% of the shares outstanding as of such date) at $7.579 per common share for aggregate consideration totaling $58.
In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of each Feeder Fund holding small accounts after completion of the regular quarterly share repurchase offer, each Feeder Fund reserves the right to repurchase the shares of and liquidate any investor’s account if the balance of such account is less than each Feeder Fund’s $5,000 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in each Feeder Fund’s net asset value per share. Each Feeder Fund will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at each Feeder Fund’s most recent price at which each Feeder Fund’s shares were issued pursuant to its distribution reinvestment plan.
Each Feeder Fund conducted such repurchases and de minimis account liquidations after each Feeder Fund’s quarterly share repurchase offers starting in July 2018. The following table summarizes the common shares repurchased by each Feeder Fund in connection with de minimis account liquidations during the six months ended June 30, 2019 and the year ended December 31, 2018:
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares Repurchased	Aggregate Consideration	Shares Repurchased	Aggregate Consideration
Fund—A	89,880	$684	135,619	$1,061
Fund—D	8,241	$63	13,283	$104
Fund—T	6,763	$52	21,975	$173
Fund—ADV	3,070	$23	3,981	$31
Fund—T2(1)	—	—	—	—

(1)
No common shares were repurchased.

20

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

During the period from July 1, 2019 to August 14, 2019, each Feeder Fund repurchased common shares in connection with de minimis account liquidations of approximately 35,427 common shares by Fund—A, 8,682 common shares by Fund—D, 1,841 common shares by Fund—T, 588 common shares by Fund—ADV and 593 common shares by Fund—T2 for aggregate consideration totaling $267, $65, $14, $4 and $4, respectively.
Note 4. Related Party Transactions
Compensation of FS Global Advisor and its Affiliates
The Feeder Funds do not incur a separate management fee or incentive fee, but the Feeder Funds are indirectly subject to the Fund’s management fee and incentive fee incurred pursuant to an investment advisory agreement, by and between the Fund and FS Global Advisor. For the services it provides to the Fund, FS Global Advisor is entitled to a fee consisting of two parts—a management fee and an incentive fee.
Effective May 10, 2019, the Fund and FS Global Advisor entered into a new investment advisory agreement, dated as of April 18, 2019, or the 2019 investment advisory agreement. Pursuant to the 2019 investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears. Under the 2019 investment advisory agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature.
Under the previous investment advisory agreement, dated as of October 9, 2013 and in effect through May 10, 2019, or the 2013 investment advisory agreement, the management fee for each Feeder Fund was calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period. The incentive fee was calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and was subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. Effective January 1, 2018 and through December 31, 2018, FS Global Advisor agreed to waive (a) 0.50% of the base management fee such that the fee received will equal 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety. See Note 4 to the Fund’s unaudited consolidated financial statements included herein for a detailed description of the management fee and incentive fee payable by the Fund to FS Global Advisor.
Under the administration agreements, dated as of July 15, 2013, for Fund—A and Fund—D, March 15, 2016 for Fund—T and Fund—ADV and March 31, 2017 for Fund—T2 by and between each Feeder Fund and FS Global Advisor, or the administration agreements, the Feeder Funds reimburse FS Global Advisor for its actual costs incurred in providing administrative services to the Feeder Funds, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Feeder Funds’ corporate operations and required administrative services, which includes being responsible for the financial records that the Feeder Funds are required to maintain and preparing reports to each Feeder Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Feeder Funds in calculating NAV, overseeing the preparation and filing of tax returns and the printing
21

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

and dissemination of reports to the Feeder Funds’ shareholders, and generally overseeing the payment of the Feeder Funds’ expenses and the performance of administrative and professional services rendered to the Feeder Funds’ by others. FS Global Advisor is required to allocate the cost of these services to the Feeder Funds based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Feeder Funds will not reimburse FS Global Advisor for any services for which they receive a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
Under the administration agreements, the Feeder Funds, either directly or through reimbursement to FS Global Advisor or its affiliates, were responsible for their organization and offering costs in an amount up to 1.5% for Fund—A and Fund—D and 1.0% for Fund—T, Fund—ADV and Fund—T2 of aggregate proceeds raised in each Feeder Fund’s continuous public offering, after payment of selling commissions and dealer manager fees. Organization and offering costs primarily included legal, accounting, printing and other expenses relating to the Feeder Funds’ continuous public offerings, including costs associated with technology integration between the Feeder Funds’ systems and those of its selected broker-dealers, marketing expenses, salaries and direct expenses of FS Global Advisor’s personnel, employees of its affiliates and others while engaged in registering and marketing the Feeder Funds’ common shares, which included the development of marketing materials and presentations, training and educational meetings, and generally coordinating the marketing process for the Feeder Funds. As the Feeder Funds closed their offerings, no organization and offering cost amounts remain due or payable under the administration agreements.
The dealer manager for each Feeder Fund’s continuous public offering was FS Investment Solutions, which is an affiliate of FS Investments. Under the dealer manager agreements (dated as of July 15, 2013 for Fund—A and Fund—D, June 7, 2016 for Fund—T, October 21, 2016 for Fund—ADV, and May 26, 2017 for Fund—T2) by and between each Feeder Fund and FS Investment Solutions, or the dealer manager agreements, FS Investment Solutions was entitled to receive selling commissions and dealer manager fees in connection with the sale of common shares in each Feeder Fund’s continuous public offering, all or a portion of which were re-allowed to selected broker-dealers. As the Feeder Funds closed their offerings, no amounts remain due or payable under the dealer manager agreements.
Distribution Fees
Common shares of Fund—T, Fund—ADV and Fund—T2 are subject to an annual distribution fee (1.33% of the NAV of the common shares for Fund—T and Fund—T2 and 0.67% of the NAV of the common shares for Fund—ADV), as determined in accordance with applicable rules of The Financial Industry Regulatory Authority, Inc., or FINRA. Distribution fees are paid by Fund—T, Fund—ADV and Fund—T2 to the dealer manager pursuant to a distribution plan adopted by the Board in compliance with Rules 12b-1 and 17d-3 under the 1940 Act, as if those rules applied to Fund—T, Fund—ADV and Fund—T2. Among other requirements, such distribution plan must be approved annually by a vote of the Board, including the trustees who are not “interested persons” as defined in the 1940 Act and have no direct or indirect financial interest in the operation of such distribution plan or in any agreements related to such distribution plan.
22

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

For Fund—T, up to 1.00% of the 1.33% annual distribution fee may be re-allowed to selected broker-dealers and financial representatives that participated in Fund—T’s continuous public offering. For Fund—T2, all or a portion of the 1.33% annual distribution fee may be re-allowed to selected broker-dealers and financial representatives that participated in Fund—T2’s continuous public offering. For Fund—T and Fund—T2, the amount and timing of any such reallowance will be based on such factors as the number of common shares they sold in the offering, the assistance they provided in marketing each Feeder Fund’s continuous public offering and due diligence expenses incurred. The distribution fee is intended, in part, to compensate the affiliated dealer manager, selected broker-dealers and financial representatives that participated in the respective Feeder Fund’s continuous public offering for services rendered in connection with the marketing, sale and distribution of the common shares.
For each applicable Feeder Fund, the distribution fee is payable with respect to all common shares, other than common shares issued under the distribution reinvestment plan. The distribution fee will terminate for all shareholders on the earliest to occur of the following: (i) the occurrence of a liquidity event; (ii) affiliated dealer manager advising that the aggregate underwriting compensation from all sources (determined in accordance with applicable FINRA rules), including upfront selling commissions, dealer manager fees, distribution fees, contingent deferred sales charges and any other underwriting compensation with respect to the common shares would be in excess of 8.0% of the gross offering proceeds received in each Feeder Fund’s continuous public offering; and (iii) when the total upfront sales load and distribution fees attributable to any common share equals 8.0% of the gross offering proceeds from the sale of such common share (the “Sales Charge Cap”). For Fund—T and Fund—T2, the Sales Charge Cap for any common share will be reduced by the amount of any portion of the upfront sales load that is waived for such common share.
The annual distribution fee accrues daily commencing upon the initial sale of common shares of beneficial interest in the continuous public offering until an investor reaches the Sales Charge Cap. The accrual as of and for the six months ended June 30, 2019 reflects amounts beginning with the initial sale of common shares of beneficial interest in the applicable Feeder Fund’s continuous public offering through June 30, 2019. Annual distribution fees are paid on a monthly basis beginning in the third quarter of 2017 for Fund—T and Fund—ADV and the fourth quarter of 2017 for Fund—T2.
The following table describes the distribution fees, the contingent deferred sales charges and the administrative services expenses incurred under each respective agreement during the six months ended June 30, 2019:
Related Party	Source Agreement	Description	Fund—A	Fund—D	Fund—T	Fund—ADV	Fund—T2
FS Global Advisor	Administration Agreement	Administrative Services Expenses	$231	$55	$38	$11	$3
FS Investment Solutions	Distribution Plan	Distribution Fees(1)	—	—	$324	$171	$11
FS Investment Solutions	Share Repurchase Program	Contingent Deferred Sales Charges(2)	—	—	$14	—	$0

(1)
Represents the distribution fees for the six months ended June 30, 2019 retained by FS Investment Solutions and not re-allowed to selected broker-dealers or financial representatives.

(2)
Represents the total amount of contingent deferred sales charges paid to FS Investment Solutions by shareholders who tendered shares pursuant to the share repurchase program.

Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, a private fund and a real estate investment trust sponsored by FS
23

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain other funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.
Expense Reimbursement Agreements
Pursuant to the expense support and conditional reimbursement agreements, dated as of August 20, 2013 for Fund—A and Fund—D, March 30, 2016 for Fund—T and Fund—ADV, and March 31, 2017 for Fund—T2, as amended to date, by and between each Feeder Fund and FS Investments, or the expense reimbursement agreements, FS Investments agreed to reimburse the Feeder Funds for expenses to ensure that the Feeder Funds bear a reasonable level of expenses in relation to their income. The purpose of this arrangement was to ensure that no portion of any ordinary cash distributions made by the Feeder Funds were paid from offering proceeds or borrowings. Such ordinary cash distributions are expected to be paid using distributions received from the Fund.
The Fund has entered into a separate expense support and conditional reimbursement agreement with FS Investments to ensure that no portion of any ordinary cash distributions made by the Fund to the Feeder Funds are paid from offering proceeds or borrowings of the Fund. However, the Fund may invest in certain investments that may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions (and therefore a portion of the Feeder Funds’ ordinary cash distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Feeder Funds may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments would not reimburse the Feeder Funds for the portion of the Fund’s or the Feeder Funds’ ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement was not to prevent tax-advantaged distributions.
Under the expense reimbursement agreements, FS Investments would reimburse each Feeder Fund quarterly to the extent that (x) the sum of the cumulative ordinary cash distributions paid by each Feeder Fund in such quarter plus the aggregate operating expenses in such quarter exceeded (y) the cumulative cash distributions from the Fund that were received by each Feeder Fund in such quarter.
Pursuant to the expense reimbursement agreements, the Feeder Funds have a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, (x) the cumulative ordinary cash distributions from the Fund that are received by each Feeder Fund in such quarter exceed (y) the sum of the cumulative ordinary cash distributions paid by each Feeder Fund in such quarter plus the aggregate operating expenses in such quarter; provided, however, that (i) each Feeder Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by each Feeder
24

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Fund during such fiscal year) to exceed the lesser of  (A) 1.75% of each Feeder Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of each Feeder Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) each Feeder Fund will not reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by each Feeder Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by each Feeder Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means each Feeder Fund’s total operating expenses, excluding organization and offering expenses and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
On November 13, 2018, FS Global Advisor informed the Board that for a period of one year, it will defer the receipt of base management fees under the then current investment advisory agreement if, and to the extent that, the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in the calendar quarter exceeds the sum of the Fund’s investment company taxable income (as defined in Section 852 of the Internal Revenue Code of 1986, as amended, or the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar quarter, or collectively, the Fund’s distributable funds on a tax basis. FS Global Advisor will only receive such deferred management fees in a future calendar quarter if, and to the extent that, the Fund’s distributable funds on a tax basis in the future calendar quarter exceeds the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in such quarter. In light of this commitment by FS Global Advisor, the expense reimbursement agreements were terminated on November 13, 2018. Prior to November 13, 2019, FS Global Advisor will evaluate whether to extend this commitment to future quarters.
The specific amount of expenses reimbursed by FS Investments pursuant to the expense reimbursement agreements, if any, was determined at the end of each fiscal quarter. The conditional obligation of the Feeder Funds to reimburse FS Investments pursuant to the terms of the expense reimbursement agreements shall survive the termination of such agreements.
FS Investments agreed to forgo reimbursement of all expense reimbursement and additional support payments made by it to the Feeder Funds through December 31, 2015. As such, as of December 31, 2015, there were no amounts subject to reimbursement by the Feeder Funds to FS Investments under the expense reimbursement agreements.
As of June 30, 2019, Fund—T did not have any reimbursements due from FS Investments and no amount remains subject to repayment by Fund—T to FS Investments in the future. For Fund—A, Fund—D and Fund—T during the six months ended June 30, 2019 and the year ended December 31, 2018, no amounts were accrued for expense reimbursements that FS Investments has agreed to pay.
25

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table reflects the expense reimbursements and additional support payments accrued from FS Investments to each Feeder Fund as of June 30, 2019 that may be subject to reimbursement to FS Investments. During the six months ended June 30, 2019, $3,147, $677 and $2 of expense reimbursements and additional support payments that were accrued during the six months ended June 30, 2016 expired for Fund—A, Fund—D and Fund—T, respectively.
For the Three Months Ended	Amount of Expense Reimbursement and Additional Support Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(1)	Reimbursement Eligibility Expiration
FS Global Credit Opportunities Fund—A
Fiscal 2016
September 30, 2016	$3,361	0.21%	11.36%	September 30, 2019
December 31, 2016	5,280	0.17%	10.86%	December 31, 2019
Total	$8,641
Fiscal 2017
March 31, 2017	$3,754	0.14%	10.85%	March 31, 2020
June 30, 2017	1,963	0.18%	11.11%	June 30, 2020
September 30, 2017	5,006	0.14%	11.11%	September 30, 2020
December 31, 2017	2,765	0.17%	11.41%	December 31, 2020
Total	$13,488
FS Global Credit Opportunities Fund—D
Fiscal 2016
September 30, 2016	$661	0.25%	11.35%	September 30, 2019
December 31, 2016	1,052	0.25%	10.86%	December 31, 2019
Total	$1,713
Fiscal 2017
March 31, 2017	$750	0.25%	10.84%	March 31, 2020
June 30, 2017	386	0.19%	11.11%	June 30, 2020
September 30, 2017	1,001	0.20%	11.11%	September 30, 2020
December 31, 2017	563	0.22%	11.41%	December 31, 2020
Total	$2,700
FS Global Credit Opportunities Fund—ADV
Fiscal 2019
June 30, 2019	$3	0.34%	6.06%	June 30, 2022
Total	$3

26

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

For the Three Months Ended	Amount of Expense Reimbursement and Additional Support Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(1)	Reimbursement Eligibility Expiration
FS Global Credit Opportunities Fund—T2
Fiscal 2017
September 30, 2017	$13	3.63%	7.49%	September 30, 2020
December 31, 2017	7	1.88%	8.09%	December 31, 2020
Total	$20
Fiscal 2018
March 31, 2018	$19	2.01%	5.37%	March 31, 2021
June 30, 2018	18	1.83%	5.27%	June 30, 2021
September 30, 2018	14	1.58%	5.21%	September 30, 2021
December 31, 2018	1	0.85%	5.46%	December 31, 2021
Total	$52
Fiscal 2019
June 30, 2019	$11	0.43%	5.42%	June 30, 2022
Total	$11

(1)
The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular cash distribution per common share as of such date without compounding), divided by each Feeder Fund’s net asset value per common share as of such date.

In connection with each Feeder Fund’s previously announced share repurchase program, the Fund intends to repurchase its common shares of beneficial interest (the “Fund Shares”) held by each Feeder Fund to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. During the six months ended June 30, 2019 and the year ended December 31, 2018, the Fund repurchased the following Fund Shares:
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares Repurchased	Aggregate Consideration	Shares Repurchased	Aggregate Consideration
Fund—A	2,164,786	$16,510	7,340,773	$56,890
Fund—D	446,245	3,403	1,675,929	12,973
Fund—T	301,828	2,302	1,130,391	8,776
Fund—ADV	112,875	861	412,336	3,203
Fund—T2	2,101	16	20,262	161
Total	3,027,835	$23,092	10,579,691	$82,003
During the period from July 1, 2019 to August 14, 2019, the Fund repurchased approximately 1,024,517 Fund Shares from Fund—A, 211,275 Fund Shares from Fund—D, 147,428 Fund Shares from Fund—T, 55,990 Fund Shares from Fund—ADV and 7,573 Fund Shares from Fund—T2 for aggregate consideration totaling $7,792, $1,607, $1,121, $426 and $58, respectively.
27

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table summarizes the Fund Shares repurchased by the Fund from the Feeder Funds in connection with de minimis account liquidations during the six months ended June 30, 2019 and the year ended December 31, 2018:
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares Repurchased	Aggregate Consideration	Shares Repurchased	Aggregate Consideration
Fund—A	89,484	$684	134,783	$1,061
Fund—D	8,205	63	13,202	104
Fund—T	6,813	52	22,061	173
Fund—ADV	3,052	23	3,951	31
Fund—T2(1)	—	—	—	—
Total	107,554	$822	173,997	$1,369

(1)
No Fund Shares were repurchased.

During the period from July 1, 2019 to August 14, 2019, the Fund repurchased approximately 35,307 Fund Shares from Fund—A, 8,653 Fund Shares from Fund—D, 1,854 Fund Shares from Fund—T, 585 Fund Shares from Fund—ADV and 588 Fund Shares from Fund—T2 for aggregate consideration totaling $267, $65, $14, $4 and $4, respectively, in connection with de minimis account liquidations.
Note 5. Distributions
The following table reflects the cash distributions per common share that the Feeder Funds declared on their common shares during the six months ended June 30, 2019 and the year ended December 31, 2018:
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Per Share	Amount	Per Share	Amount
Fund—A	$0.2550	$35,468	$0.5100	$71,050
Fund—D	$0.2550	$6,848	$0.5100	$13,710
Fund—T	$0.2050	$5,078	$0.4100	$10,214
Fund—ADV	$0.2300	$1,704	$0.4600	$3,415
Fund—T2	$0.2050	$178	$0.4100	$353
On July 24, 2019 and August 15, 2019, the Board declared the following regular monthly cash distributions for July and August 2019. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
	July 2019	August 2019
Fund—A	$0.042500	$0.042500
Fund—D	$0.042500	$0.042500
Fund—T	$0.034167	$0.034167
Fund—ADV	$0.038334	$0.038334
Fund—T2	$0.034167	$0.034167
28

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Feeder Funds have adopted an “opt in” distribution reinvestment plan for their shareholders. As a result, if the Feeder Funds make a cash distribution, their shareholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares.
The Feeder Funds’ distributions to shareholders may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to Feeder Funds for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.
Substantial portions of the Feeder Funds’ distributions were funded through the reimbursement of certain expenses and additional support payments by FS Investments and its affiliates, including through the waiver of certain fees and expenses by FS Global Advisor, that were subject to repayment by each respective Feeder Fund within three years. The purpose of this arrangement was to ensure that no portion of the Feeder Funds’ distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of fees and expenses are not based on the Fund’s investment performance and each Feeder Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments or waivers of such fees and expenses. Each Feeder Fund’s future repayments of amounts reimbursed or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that each Feeder Fund or the Fund will achieve the performance necessary to sustain its distributions or that each Feeder Fund will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive fees and expenses or otherwise reimburse expenses in future periods. For the six months ended June 30, 2019, if FS Investments had not reimbursed certain of the expenses, less than 1% and 6% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings for Fund—ADV and Fund—T2, respectively. For the six months ended June 30, 2019, no portion of the cash distributions declared was funded through the reimbursement of operating expenses by FS Investments for Fund—A, Fund—D and Fund—T. For the year ended December 31, 2018, if FS Investments had not reimbursed certain of the expenses and provided additional support payments, 15% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings for Fund—T2. For the year ended December 31, 2018, no portion of the cash distributions declared was funded through the reimbursement of operating expenses by FS Investments for Fund—A, Fund—D, Fund—T and Fund—ADV. See Note 4 to the unaudited consolidated financial statements of the Fund included herein for information about the reimbursement of Fund expenses and additional support payments provided by FS Investments to the Fund.
The following tables reflect the sources of the cash distributions on a tax basis that each Feeder Fund declared on its common shares during the six months ended June 30, 2019 and the year ended December 31, 2018:
	FS Global Credit Opportunities Fund—A
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income	$35,468	100%	$71,050	100%
Total	$35,468	100%	$71,050	100%
Fund—A’s net investment income on a tax basis for the six months ended June 30, 2019 was $36,952. As of June 30, 2019, Fund—A had undistributed net investment income on a tax basis of  $4,732.
29

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

	FS Global Credit Opportunities Fund—D
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income	$6,848	100%	$13,710	100%
Total	$6,848	100%	$13,710	100%
Fund—D’s net investment income on a tax basis for the six months ended June 30, 2019 was $7,110. As of June 30, 2019, Fund—D had undistributed net investment income on a tax basis of  $869.
	FS Global Credit Opportunities Fund—T
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income	$5,078	100%	$10,214	100%
Total	$5,078	100%	$10,214	100%
Fund—T’s net investment income on a tax basis for the six months ended June 30, 2019 was $5,190. As of June 30, 2019, Fund—T had undistributed net investment income on a tax basis of  $3,309.
	FS Global Credit Opportunities Fund—ADV
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income (prior to expense reimbursement from sponsor)	$1,701	100%	$3,415	100%
Expense reimbursement from sponsor	3	0%	—	—
Total	$1,704	100%	$3,415	100%
Fund—ADV’s net investment income on a tax basis for the six months ended June 30, 2019 was $1,728. As of June 30, 2019, Fund—ADV had undistributed net investment income on a tax basis of  $523.
	FS Global Credit Opportunities Fund—T2
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income (prior to expense reimbursement from sponsor)	$167	94%	$301	85%
Expense reimbursement from sponsor	11	6%	52	15%
Total	$178	100%	$353	100%
Fund—T2’s net investment income on a tax basis for the six months ended June 30, 2019 was $178. As of June 30, 2019, Fund—T2 had undistributed net investment income on a tax basis of  $12.
30

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The determination of the tax attributes of each Feeder Fund’s distributions is made annually as of the end of each Feeder Fund’s fiscal year based upon each Feeder Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of each Feeder Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.
As of June 30, 2019, the components of retained earnings (accumulated deficit) on a tax basis were as follows:
	Fund—A	Fund—D	Fund—T	Fund—ADV	Fund—T2
Distributable ordinary income	$4,732	$869	$3,309	$523	$12
Distributable realized gains (capital loss carryover)(1)	(11,971)	(2,753)	359	33	(1)
Net unrealized appreciation (depreciation) on investment(2)	(134,683)	(25,158)	(9,050)	(2,837)	(232)
	$(141,922)	$(27,042)	$(5,382)	$(2,281)	$(221)

(1)
The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of June 30, 2019, Fund—A, Fund—D and Fund—T2 had long-term capital loss carryovers of  $11,971, $2,753 and $1, respectively.

(2)
As of June 30, 2019, gross unrealized depreciation on Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2’s investment in the Fund was $134,683, $25,158, $9,050, $2,837 and $232, respectively.

The aggregate cost of each Feeder Fund’s investment for U.S. federal income tax purposes and the aggregate net unrealized appreciation (depreciation) on a tax basis as of June 30, 2019 were as follows. As of June 30, 2019, the difference between each Feeder Fund’s tax-basis unrealized appreciation (depreciation) and its GAAP-basis unrealized appreciation (depreciation) is attributable to basis adjustments on wash sale loss deferrals.
	Six Months Ended June 30, 2019
	Aggregate Cost of the Investment for US Federal Income Tax	Aggregate Net Unrealized Appreciation (Depreciation) on a Tax Basis
Fund—A	$1,195,087	$(134,683)
Fund—D	$229,973	$(25,158)
Fund—T	$199,704	$(9,050)
Fund—ADV	$58,874	$(2,837)
Fund—T2	$6,842	$(232)
Note 6. Commitments and Contingencies
The Feeder Funds enter into contracts that contain a variety of indemnification provisions. The Feeder Funds’ maximum exposure under these arrangements is unknown; however, the Feeder Funds have not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Feeder Funds’ existing contracts and expects the risk of loss to the Feeder Funds to be remote.
The Feeder Funds are not currently subject to any material legal proceedings and, to the Feeder Funds’ knowledge, no material legal proceedings are threatened against the Feeder Funds. From time to time, a Feeder Fund may be a party to certain legal proceedings in the ordinary course of business. While the
31

FS Global Credit Opportunities Fund — Feeder Funds
Notes to Unaudited Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Commitments and Contingencies (continued)

outcome of any legal proceedings cannot be predicted with certainty, to the extent the Feeder Funds become party to such proceedings, the Feeder Funds would assess whether any such proceedings will have a material adverse effect upon their financial condition or results of operations.
See Note 4 for a discussion of the Feeder Funds’ commitments to FS Investments and its affiliates, which consists of the conditional obligation of the Feeder Funds to reimburse FS Investments pursuant to the terms of the former expense reimbursement agreements.
32

Supplemental Information
Matters Submitted to a vote of Shareholders
Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 held special meetings of shareholders on April 18, 2019, to approve the 2019 investment advisory agreement between the Fund and FS Global Advisor, or the Proposal. FS Global Credit Opportunities Fund—D adjourned its meeting until May 10, 2019.
The special shareholder meeting results were as follows:
	Number of Shares			% of Votes Cast in Favor
	For	Against	Abstain
Fund—A	59,429,636	17,276,148	3,573,322	74.03%
Fund—D	11,973,516	1,371,998	591,814	85.91%
Fund—T	11,944,593	2,474,167	825,946	78.35%
Fund—ADV	3,471,301	102,795	249,463	90.79%
Fund—T2	435,339	3,939	47,044	89.52%
Similarly, on May 10, 2019, each Feeder Fund voted its shares in the Fund for or against the Proposal proportionately with the vote each Feeder Fund received from its respective shareholders. As a result, the voting of shares in the Fund to approve the Proposal were as follows:
	For the Proposal	Against the Proposal	Abstain
FS Global Credit Opportunities Fund	90.26%	4.27%	5.47%
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Feeder Funds have not had any changes in their independent registered public accounting firm or disagreements with their independent registered public accounting firm on accounting or financial disclosure matters since their inception.
Availability of Quarterly Portfolio Schedules
Each Feeder Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Feeder Fund’s Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Each Feeder Fund invests substantially all of its assets in the Fund. All investments in portfolio companies are made at the Fund level. Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
33

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–ADV and FS Global Credit Opportunities Fund–T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

www.fsinvestments.com	SAN19-GCO-FEED
© 2019 FS Investments	DFS JL19

Semi-annual report 2019

Finding value to generate income and growth

FS Global Credit Opportunities Fund

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of FS Global Credit Opportunities Fund’s (the “Fund”), FS Global Credit Opportunities Fund–A’s (“Fund–A”), FS Global Credit Opportunities Fund–D’s (“Fund–D”), FS Global Credit Opportunities Fund–T’s (“Fund–T”), FS Global Credit Opportunities Fund–ADV’s (“Fund–ADV”) and FS Global Credit Opportunities Fund–T2’s (“Fund–T2” and, collectively with Fund–A, Fund–D, Fund–T and Fund–ADV, the “Feeder Funds” and, collectively with the Fund, the “Funds”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Funds electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held through your financial intermediary or directly with the Funds.

FS Global Credit Opportunities Fund
Semi-Annual Report for the Six Months Ended June 30, 2019
i

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments
As of June 30, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—56.5%
Aimmune Therapeutics, Inc.	(r)	Pharmaceuticals, Biotechnology & Life Sciences	L+750	1.0%	1/3/25	$3,730	$3,692	$3,744
Ascena Retail Group, Inc.	(e)(f)	Retailing	L+450	0.8%	8/21/22	7,000	4,533	4,533
Aspect Software, Inc.	(w)(r)	Software & Services	L+500		1/15/24	11,108	9,880	9,803
Aspect Software, Inc.	(g)(w)(r)	Software & Services	L+500		7/15/23	1,743	1,743	1,743
BCP Raptor II, LLC		Energy	L+475		11/3/25	25,000	24,519	23,854
CCS-CMGC Holdings, Inc.	(e)	Health Care Equipment & Services	L+550		10/1/25	19,900	19,717	19,651
CITGO Petroleum Corp.	(e)	Energy	L+500	1.0%	3/28/24	40,000	39,616	40,088
CLP Issuer, LLC	(r)	Diversified Financials	L+1000	1.0%	4/28/21	21,600	21,600	21,816
CLP Issuer, LLC	(g)(r)	Diversified Financials	L+1000	1.0%	4/28/21	5,400	5,400	5,454
Diamond Resorts International, Inc.	(e)	Consumer Services	L+375	1.0%	9/2/23	12,697	12,383	12,035
Diebold Nixdorf, Inc.		Technology Hardware & Equipment	L+925		8/31/22	24,623	25,431	26,090
Fairway Group Acquisition Co.	(i)(p)(w)(r)	Food & Staples Retailing	10.0% PIK (10.0% Max PIK)		11/27/23	4,994	4,193	387
Fairway Group Acquisition Co.	(w)(r)	Food & Staples Retailing	12.0% PIK (12.0% Max PIK)		11/27/23	7,891	7,891	7,407
Fairway Group Acquisition Co.	(w)(r)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	1,093	1,087	1,093
Fairway Group Acquisition Co.	(g)(w)(r)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	550	550	550
Fairway Group Acquisition Co.	(w)(r)	Food & Staples Retailing	4.0%, 11.0% PIK (11.0% Max PIK)		8/28/23	2,734	2,590	2,734
J. Crew Group, Inc.		Retailing	L+322	1.0%	3/5/21	29,335	21,451	25,249
JC Penney Corp., Inc.	(e)	Retailing	L+425	1.0%	6/23/23	46,185	43,011	40,354
Kronos Acquisition Holdings Inc.	(e)	Household & Personal Products	L+400		5/15/23	28,279	26,821	26,741
LifeScan Global Corp.	(e)	Health Care Equipment & Services	L+600		10/1/24	38,265	36,786	36,639
Limbach Facility Services, LLC	(r)	Capital Goods	L+800	2.0%	4/12/23	15,385	15,385	15,385
Limbach Facility Services, LLC	(g)(r)	Capital Goods	L+800	2.0%	4/12/23	9,615	9,615	9,615
Mavenir Systems, Inc.	(e)	Software & Services	L+600	1.0%	5/8/25	26,730	26,257	26,713
McDermott Technology Americas Inc	(e)	Capital Goods	L+500	1.0%	5/12/25	16,899	16,215	16,647
Monitronics International, Inc.	(e)	Consumer Services	L+550	1.0%	9/30/22	56,486	54,814	53,964
Neovia Logistics, LP	(e)	Transportation	L+650		5/8/24	35,000	33,974	34,825
Northpole Newco S.A.R.L.	(e)	Software & Services	L+700		3/18/25	9,875	8,900	8,912
O&M Halyard, Inc.		Health Care Equipment & Services	L+450		4/30/25	10,866	8,397	9,030
Origami Owl, LLC	(i)(p)(r)	Consumer Durables & Apparel	L+700, 50 PIK (50 Max PIK)	2.5%	12/5/19	28,004	21,167	2,170
Origami Owl, LLC	(i)(p)(r)	Consumer Durables & Apparel	L+700, 50 PIK (50 Max PIK)	2.5%	12/5/19	2,949	2,243	229
Peninsula Pacific Entertainment, LLC		Consumer Services	L+725		11/13/24	9,000	8,959	9,000
Peninsula Pacific Entertainment, LLC	(g)	Consumer Services	L+725		11/13/24	1,000	996	1,000
Pioneer Energy Services Corp.		Energy	L+775		11/8/22	17,000	16,923	16,235
See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
Propulsion Acquisition, LLC		Capital Goods	L+600	1.0%	7/13/21		$15,733	$15,275	$15,576
Quest Software US Holdings Inc.	(e)	Software & Services	L+425		5/16/25		29,335	29,207	28,939
Quorum Health Corp	(e)	Health Care Equipment & Services	L+675	1.0%	4/29/22		30,184	29,779	29,928
RentPath, LLC		Media	L+475	1.0%	12/17/21		992	849	587
Salt Creek Aggregator HoldCo, LLC	(r)	Energy	L+550		10/31/22		30,000	29,740	29,775
SCM Topco, LLC	(r)	Energy	L+850	1.0%	5/30/24		40,000	39,700	39,700
Sheridan Investment Partners I, LLC	(e)	Energy	L+350	0.8%	10/1/19		23,202	22,600	16,589
Sheridan Production Partners I-A, L.P.	(e)	Energy	L+350	0.8%	10/1/19		3,076	2,996	2,199
Sheridan Production Partners I-M, L.P.	(e)	Energy	L+350	0.8%	10/1/19		1,877	1,829	1,343
Staples Canada, ULC	(r)	Retailing	L+700	1.0%	9/12/24	C$	22,695	18,131	17,206
STL Parent Corp.		Capital Goods	L+700		12/5/22		$19,750	19,136	19,948
Sungard AS New Holdings III, LLC	(r)(w)	Software & Services	L+750		2/3/22		3,039	2,949	3,145
Sungard AS New Holdings III, LLC	(g)(r)(w)	Software & Services	L+750		2/3/22		3,039	2,949	3,145
Trico Group, LLC	(e)	Automobiles & Components	L+700	1.0%	2/2/24		29,625	28,501	28,699
Uniti Group LP	(f)	Real Estate	L+500	1.0%	10/24/22		45,745	43,491	44,695
Waterbridge Midstream Operating LLC	(e)	Energy	L+575		6/22/26		30,000	29,251	29,400
Windstream Services, LLC	(p)	Telecommunication Services	P+300		4/24/20		14,575	13,940	14,655
Windstream Services, LLC	(e)(p)	Telecommunication Services	P+500	0.8%	3/29/21		20,015	19,558	20,640
Wok Holdings Inc.	(e)	Consumer Services	L+650		3/1/26		19,950	19,758	19,285
Total Senior Secured Loans—First Lien								906,378	879,144
Unfunded Loan Commitments								(21,253)	(21,253)
Net Senior Secured Loans—First Lien								885,125	857,891
Senior Secured Loans—Second Lien—17.8%
American Bath Group, LLC		Capital Goods	L+975	1.0%	9/30/24		60,000	58,091	60,000
Fairway Group Acquisition Co.	(i)(p)(r)(w)	Food & Staples Retailing	11.0% PIK (11.0% Max PIK)		2/24/24		4,458	3,679	—
Gigamon, Inc.	(e)	Software & Services	L+850	1.0%	12/26/25		50,000	49,218	49,500
Ivanti Software, Inc.	(e)	Software & Services	L+900	1.0%	1/20/25		20,000	19,772	19,810
LBM Borrower, LLC		Capital Goods	L+925	1.0%	8/20/23		27,300	27,184	26,754
Livingston International, Inc.	(e)	Transportation	L+950		4/30/27		25,000	23,762	23,875
MLN US Holdco LLC	(e)(f)	Telecommunication Services	L+875		11/30/26		25,500	24,359	22,738
NGS US Finco, LLC		Energy	L+850	1.0%	4/1/26		30,000	29,579	30,150
Sungard AS New Holdings III, LLC	(r)(w)	Software & Services	L+400, 2.5% PIK (2.5% Max PIK)		11/3/22		14,759	14,759	14,759
Virtus Partners Holdings, LLC	(r)	Software & Services	4.0%, 8.0% PIK (8.0% Max PIK)		11/17/22		20,985	20,642	22,880
Total Senior Secured Loans—Second Lien								271,045	270,466
Senior Secured Bonds—25.9%
Ardonagh Midco 3 PLC	(o)	Diversified Financials	8.4%		7/15/23		£19,154	21,226	22,395
Ardonagh Midco 3 PLC	(n)(o)	Diversified Financials	8.6%		7/15/23		$8,160	7,140	7,711
See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Ardonagh Midco 3 PLC	(n)(o)	Diversified Financials	8.6%		7/15/23	$27,310	$24,208	$25,569
CITGO Holding, Inc..	(n)(o)	Energy	10.8%		2/15/20	43,960	44,111	45,608
CSI Compressco LP	(n)(o)	Energy	7.5%		4/1/25	3,000	2,839	2,959
CSVC Acquisition Corp.	(m)(n)(o)	Diversified Financials	7.8%		6/15/25	44,272	39,256	34,089
Diamond Resorts International, Inc.	(n)(o)	Consumer Services	7.8%		9/1/23	1,630	1,603	1,685
Digicel International Finance Limited	(f)(n)(o)	Telecommunication Services	8.8%		5/25/24	25,000	24,591	23,875
Frontier Communications Corp.	(n)(o)	Telecommunication Services	8.0%		4/1/27	35,000	35,000	36,487
Gogo Intermediate Holdings LLC	(n)(o)	Software & Services	9.9%		5/1/24	32,500	32,344	33,516
J. Crew Brand, LLC	(n)(o)	Retailing	13.0%		9/15/21	33,259	33,085	34,506
JC Penney Corp., Inc.	(n)(o)	Retailing	5.9%		7/1/23	2,000	1,721	1,685
JW Aluminum Co.	(n)(o)	Materials	10.3%		6/1/26	30,000	30,000	31,650
K. Hovnanian Enterprises, Inc.	(n)(o)	Consumer Durables & Apparel	10.0%		7/15/22	12,173	12,127	10,347
K. Hovnanian Enterprises, Inc.	(n)(o)	Consumer Durables & Apparel	10.5%		7/15/24	28,853	28,843	22,217
Navios Logistics Finance, Inc.	(n)(o)	Transportation	7.3%		5/1/22	35,000	33,115	34,213
O&M Halyard, Inc.	(o)	Health Care Equipment & Services	3.9%		9/15/21	7,000	5,721	6,038
O&M Halyard, Inc.	(o)	Health Care Equipment & Services	4.4%		12/15/24	10,500	6,917	7,875
StoneMor Partners L.P.	(n)	Consumer Services	9.9%		6/30/24	10,000	9,650	9,650
Uniti Group LP	(n)(o)	Real Estate	6.0%		4/15/23	2,000	1,805	1,905
Total Senior Secured Bonds							395,302	393,980
Subordinated Debt—24.1%
CIS General Insurance Ltd.	(o)	Insurance	12.0%		5/8/25	£55,200	81,434	75,634
CSI Compressco LP	(o)	Energy	7.3%		8/15/22	$12,333	10,599	11,131
Diamond Resorts International, Inc.	(n)(o)	Consumer Services	10.8%		9/1/24	31,219	30,366	30,907
Envision Healthcare Corp.	(n)(o)	Health Care Equipment & Services	8.8%		10/15/26	8,000	6,428	5,580
Extraction Oil & Gas, Inc.	(n)(o)	Energy	7.4%		5/15/24	28,136	25,542	24,197
Freedom Mortgage Corp	(n)(o)	Diversified Financials	10.8%		4/1/24	50,000	49,080	46,750
Freedom Mortgage Corp	(n)(o)	Diversified Financials	8.3%		4/15/25	4,554	3,790	3,939
Frontier Communications Corp.	(o)	Telecommunication Services	10.5%		9/15/22	35,000	25,419	23,887
Frontier Communications Corp.	(o)	Telecommunication Services	8.8%		4/15/22	3,000	2,095	1,935
Kronos Acquisition Holdings Inc.	(n)(o)	Household & Personal Products	9.0%		8/15/23	48,550	45,483	42,804
Montage Resources Corp.	(m)(o)	Energy	8.9%		7/15/23	40,205	37,734	34,074
PriSo Acquisition Corp.	(n)(o)	Capital Goods	9.0%		5/15/23	38,867	38,547	36,486
Quorum Health Corp	(o)	Health Care Equipment & Services	11.6%		4/15/23	4,000	3,501	3,500
Uniti Group LP	(n)(o)	Real Estate	7.1%		12/15/24	16,000	14,856	14,440
Uniti Group LP	(o)	Real Estate	8.3%		10/15/23	11,000	10,313	10,257
Total Subordinated Debt							385,187	365,521
Collateralized Securities—2.3%
Deutsche Bank AG Frankfurt	(m)(n)(r)	Diversified Financials	13.9%		10/20/26	35,000	34,976	34,563
Total Collateralized Securities							34,976	34,563

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2019
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Number of Shares / Contracts	Cost	Fair Value(d)
Equity/Other—4.4%
Aspect Software Parent, Inc., Warrants	(i)(r)(w)	Software & Services		598,778	$—	$—
Avantor, Inc., Common Equity	(i)	Materials		195,675	2,739	3,735
Avaya Inc., Common Equity	(i)(o)	Technology Hardware & Equipment		1,007,112	19,562	11,995
Bright Pattern, Inc., Common Equity	(i)(r)(w)	Software & Services		599,720	973	952
Chinos Holdings, Inc., Series A Preferred Equity	(m)(r)	Retailing	5.0%, 2.0% PIK (2.0% Max PIK)	18,284	5,865	11,012
Chinos Holdings, Inc., Common Equity	(i)(r)	Retailing		1,068,652	117	593
Enviva Partners, LP, Common Equity	(m)	Energy		248,788	3,958	7,817
Fairway Group Holdings Corp., Common Equity	(i)(r)(w)	Food & Staples Retailing		76,517	2,458	—
iPath S&P 500 VIX Short-Term Futures ETN, Call Option, Strike: $40.00	(i)(m)(s)	Diversified Financials		7,000	912	139
iPath S&P 500 VIX Short-Term Futures ETN, Call Option, Strike: $40.00	(f)(i)(m)(u)	Diversified Financials		2,500	208	205
Ridgeback Resources Inc., Common Equity	(i)(r)	Energy		1,960,162	12,044	10,618
Selecta Group B.V., Contingent Value Notes	(h)(i)	Retailing		7	3	2
Selecta Group B.V., Warrants, 6/20/2020	(h)(i)	Retailing		98	2	2
SPDR S&P 500 ETF Trust, Put Option, Strike: $265.00	(f)(i)(m)(v)	Diversified Financials		4,000	937	928
SPDR S&P 500 ETF Trust, Put Option, Strike: $267.00	(i)(m)(t)	Diversified Financials		1,900	205	199
Sungard AS New Holdings, LLC, Common Equity	(i)(r)(w)	Software & Services		272,014	19,011	19,010
TE Holdings, LLC, Preferred Equity	(i)	Energy	8.0% PIK (8.0% Max PIK)	216,711	2,164	—
TE Holdings, LLC, Common Equity	(i)(q)	Energy		326,925	2,779	327
White Star Petroleum Holdings, LLC, Common Equity	(i)(q)(r)	Energy		2,969,914	2,524	—
Total Equity/Other					76,461	67,534
TOTAL INVESTMENTS—131.0%					$2,048,096	1,989,955
Liabilities in Excess of Other Assets—31.0%	(j)					(471,435)
NET ASSETS—100.0%						$1,518,520

C$—Canadian Dollar.
£—British Pound.
See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2019
(in thousands, except share amounts)

Options Written
Description	Put / Call	Strike	Expiration Date	Number of Contracts	Premiums Received	Fair Value(d)
iPath S&P 500 VIX Short-Term Futures ETN	Call Option	$55.00	7/19/19	(7,000)	$(299)	$(83)
Total Options Written					$(299)	$(83)
Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	7/12/19	USD	27,466	CAD	36,500	$(423)
JPMorgan Chase Bank, N.A.	7/15/19	USD	2,554	EUR	2,250	(8)
JPMorgan Chase Bank, N.A.	7/15/19	USD	98,424	GBP	77,250	240
						$(191)

CAD—Canadian Dollar.
EUR—Euro.
GBP—British Pound.
USD—U.S. Dollar.
Centrally Cleared Credit Default Swaps on Corporate Issues—Buy Protection(r)
Reference Entity	Counterparty	Implied Credit Spread at June 30, 2019(k)	Industry	Fixed Deal Pay Rate	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
High Yield ETF CDS	JPMorgan Chase Bank, N.A.	2.9%	Diversified Financials	5.0%	12/20/23	$(30,000)	$(2,460)	$(151)	$(2,309)
							$(2,460)	$(151)	$(2,309)
Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection(r)
Reference Entity	Counterparty	Implied Credit Spread at June 30, 2019(k)	Industry	Fixed Deal Receive Rate	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Frontier Communications Corp.	JPMorgan Chase Bank, N.A.	40.0%	Telecommunication Services	5.0%	6/20/20	$16,000	$(3,924)	$(2,418)	$(1,506)
							$(3,924)	$(2,418)	$(1,506)
See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2019
(in thousands, except share amounts)

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Certain variable rate securities in FS Global Credit Opportunities Fund’s (the “Fund”) portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2019, the three-month London Interbank Offered Rate (“L”) was 2.32% and the Prime Rate (“P”) was 5.50%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment.

(c)
Denominated in U.S. dollars, unless otherwise noted.

(d)
Fair value is determined by the Fund’s board of trustees (see Note 8).

(e)
Security or portion thereof held by Dauphin Funding LLC (“Dauphin Funding”), a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Dauphin Funding’s revolving credit facility with Deutsche Bank AG, New York Branch (see Note 9).

(f)
Position or portion thereof unsettled as of June 30, 2019.

(g)
Security is an unfunded loan commitment.

(h)
Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.

(i)
Security is non-income producing.

(j)
Includes the effect of options written, forward foreign currency exchange contracts and credit default swap positions.

(k)
Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.

(l)
The maximum potential amount the Fund could receive/pay as a buyer/seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.

(m)
Security or portion thereof pledged as collateral supporting the amounts outstanding under the Fund’s prime brokerage facility with JPMorgan Chase Bank, N.A.

(n)
Restricted security as to resale. As of June 30, 2019, the Fund held 39.3% of its net assets with a value of  $597,338 in restricted securities.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP PBIL”). Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9).

(p)
Security was on non-accrual status as of June 30, 2019.

(q)
Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.

(r)
Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

(s)
Options expire on July 19, 2019.

(t)
Options expire on August 16, 2019.

(u)
Options expire on September 20, 2019.

(v)
Options expire on September 30, 2019.

(w)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of a portfolio company. As of June 30, 2019, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to such portfolio companies for the six months ended June 30, 2019:

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Schedule of Investments (continued)
As of June 30, 2019
(in thousands, except share amounts)

Portfolio Company	Fair Value at December 31, 2018	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2019	Interest Income(3)	PIK Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Aspect Software, Inc.	$5,118	$—	$(5,353)	$(1,438)	$1,673	$—	$—	$—	$—
Aspect Software, Inc.	7,008	—	(7,472)	(1,908)	2,372	—	—	—	—
Aspect Software, Inc.	—	9,905	(28)	3	(77)	9,803	347	—	—
Aspect Software, Inc.(4)	—	—	—	—	—	—	3	—
Fairway Group Acquisition Co.	624	—	—	—	(237)	387	—	—	—
Fairway Group Acquisition Co.	7,219	458	—	—	(270)	7,407	—	456	—
Fairway Group Acquisition Co.(5)	514	580	—	—	(1)	1,093	28	29	—
Fairway Group Acquisition Co.	2,588	157	—	—	(11)	2,734	52	146	—
SunGard Availability Services Capital, Inc.	—	26,345	(17,545)	(8,800)	—	—	281	—	32
SunGard Availability Services Capital, Inc.	—	16,556	(14,742)	(1,814)	—	—	157	—	3
Sungard AS New Holdings III, LLC(6)	—	3,389	(454)	14	392	3,341	72	—	105
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	—	—	—	—	—	—	—	—
Sungard AS New Holdings III, LLC	—	14,759	—	—	—	14,759	185	32	—
Subordinated Debt
SunGard Availability Services Capital, Inc.	—	30,488	(4,862)	(25,626)	—	—	—	—	—
Equity/Other
Aspect Software Parent, Inc., Warrants	—	—	—	(39,206)	39,206	—	—	—	—
Bright Pattern, Inc., Common Equity	—	973	—	—	(21)	952	—	—	—
Fairway Group Holdings Corp., Common Equity	—	—	—	—	—	—	—	—	—
Sungard AS New Holdings, LLC, Common Equity	—	19,011	—	—	(1)	19,010	—	—	—
Total	$23,071	$122,621	$(50,456)	$(78,775)	$43,025	$59,486	$1,125	$663	$140

(1)
Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.

(2)
Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.

(3)
Interest, PIK and fee income are presented for the full six months ended June 30, 2019.

(4)
Security is an unfunded commitment with amortized cost of  $1,743 and fair value of  $1,743.

(5)
Security includes a partially unfunded commitment with amortized cost of  $550 and fair value of  $550.

(6)
Security includes a partially unfunded commitment with amortized cost of  $2,949 and fair value of  $3,145.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

June 30, 2019
Assets
Investments, at fair value—unaffiliated (amortized cost—$1,978,626)	$1,930,469
Investments, at fair value—affiliated (amortized cost—$69,470)	59,486
Cash	62,915
Foreign currency (cost—$2,357)	2,299
Interest receivable	27,073
Collateral held at broker	27,942
Receivable for investments sold and repaid	4,255
Receivable on credit default swaps	24
Unrealized appreciation on forward foreign currency exchange contracts	240
Deferred financing costs	433
Prepaid expenses and other assets	728
Total assets	$2,115,864
Liabilities
Payable for investments purchased	$25,433
Credit facilities payable(1)	348,133
Term preferred shares, at liquidation value of $1,000 per share (net of discount and deferred financing costs of $876 and $532, respectively)(1)	198,592
Options written, at fair value (premiums received—$299)	83
Interest expense payable	4,733
Management fees payable	9,144
Unamortized swap premiums received	2,569
Incentive fees payable	2,995
Administrative services expense payable	219
Accounting and administrative fees payable	533
Professional fees payable	175
Payable on credit default swaps	46
Trustees’ fees payable	192
Unrealized depreciation on credit default swaps	3,815
Unrealized depreciation on forward foreign currency exchange contracts	431
Other accrued expenses and liabilities	251
Total liabilities	$597,344
Net assets	$1,518,520
Commitments and contingencies ($1,914)(2)
Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 198,821,899 shares issued and outstanding	$199
Capital in excess of par value	1,689,188
Retained earnings (accumulated deficit)	(170,867)
Net assets	$1,518,520
Net asset value per common share at period end	$7.64

(1)   See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.
(2)   See Note 11 for a discussion of the Fund’s commitments and contingencies.
See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Statement of Operations
(in thousands)

Six Months Ended June 30, 2019
Investment income
Interest income—unaffiliated	$96,077
Interest income—affiliated	1,125
Paid-in-kind interest income—unaffiliated	3,137
Paid-in-kind interest income—affiliated	663
Dividend income—unaffiliated	435
Fee income—unaffiliated	11,595
Fee income—affiliated	140
Total investment income	113,172
Operating expenses
Management fees(1)	19,838
Incentive fees(1)	2,995
Administrative services expenses	1,305
Accounting and administrative fees	687
Interest expense	12,151
Dividend expense on investments sold short	106
Professional fees	377
Trustees’ fees	338
Other general and administrative expenses	931
Total operating expenses	38,728
Net investment income	74,444
Realized and unrealized gain/loss
Net realized gain (loss) on investments—unaffiliated	(13,155)
Net realized gain (loss) on investments—affiliated	(78,775)
Net realized gain (loss) on credit default swaps	(4,533)
Net realized gain (loss) on options written	6,231
Net realized gain (loss) on investments sold short	(1,006)
Net realized gain (loss) on forward foreign currency exchange contracts	3,899
Net realized gain (loss) on foreign currency	(3,560)
Net change in unrealized appreciation (depreciation) on investments—unaffiliated	37,855
Net change in unrealized appreciation (depreciation) on investments—affiliated	43,025
Net change in unrealized appreciation (depreciation) on credit default swaps	1,470
Net change in unrealized appreciation (depreciation) on options written	216
Net change in unrealized appreciation (depreciation) on investments sold short	180
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(12)
Net change in unrealized gain (loss) on foreign currency	(9)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(8,174)
Net increase (decrease) in net assets resulting from operations	$66,270

(1)
See Note 4 for a discussion of the investment advisory agreement between the Fund and FS Global Advisor, LLC, the Fund’s investment adviser, which became effective May 10, 2019.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Statements of Changes in Net Assets
(in thousands)

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018
Operations
Net investment income	$74,444	$136,281
Net realized gain (loss)	(90,899)	39,996
Net change in unrealized appreciation (depreciation) on investments	80,880	(67,306)
Net change in unrealized appreciation (depreciation) on credit default swaps	1,470	(7,273)
Net change in unrealized appreciation (depreciation) on options written	216	—
Net change in unrealized appreciation (depreciation) on investments sold short	180	22,573
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(12)	2,505
Net change in unrealized gain (loss) on foreign currency	(9)	(4,543)
Net increase (decrease) in net assets resulting from operations	66,270	122,233
Shareholder distributions(1)
Distributions to shareholders	(54,512)	(109,031)
Net decrease in net assets resulting from shareholder distributions	(54,512)	(109,031)
Capital share transactions(2)
Issuance of common shares	24,703	52,131
Repurchases of common shares	(23,914)	(83,372)
Net increase (decrease) in net assets resulting from capital share transactions	789	(31,241)
Total increase (decrease) in net assets	12,547	(18,039)
Net assets at beginning of period	1,505,973	1,524,012
Net assets at end of period	$1,518,520	$1,505,973

(1)   See Note 5 for a discussion of the sources of distributions declared by the Fund.
(2)   See Note 3 for a discussion of transactions with respect to the Fund’s common shares.
See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Unaudited Consolidated Statement of Cash Flows
(in thousands)

Six Months Ended June 30, 2019
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$66,270
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(956,471)
Paid-in-kind interest	(3,800)
Proceeds from sales and repayments of investments	843,086
Purchases to cover investments sold short	(72,563)
Premiums paid on credit default swaps—buy, net	100
Premiums received on credit default swaps—sell, net	(3,621)
Premiums received on options written	6,560
Premiums received on exit of options written	(30)
Net realized (gain) loss on investments	91,930
Net realized (gain) loss on options written	(6,231)
Net realized (gain) loss on investments sold short	1,006
Net change in unrealized (appreciation) depreciation on investments	(80,880)
Net change in unrealized (appreciation) depreciation on credit default swaps	(1,470)
Net change in unrealized (appreciation) depreciation on options written	(216)
Net change in unrealized (appreciation) depreciation on investments sold short	(180)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	12
Accretion of discount	(7,923)
Amortization of deferred financing costs	228
(Increase) decrease in collateral held at broker	36,211
(Increase) decrease in receivable for investments sold and repaid	41,036
(Increase) decrease in interest receivable	(455)
(Increase) decrease in receivable on credit default swaps	61
(Increase) decrease in prepaid expenses and other assets	(728)
Increase (decrease) in payable on credit default swaps	46
Increase (decrease) in payable for investments purchased	(143,695)
Increase (decrease) in interest expense payable	2,496
Increase (decrease) in management fees payable	563
Increase (decrease) in incentive fees payable	2,995
Increase (decrease) in administrative services expense payable	(64)
Increase (decrease) in accounting and administrative fees payable	217
Increase (decrease) in professional fees payable	(55)
Increase (decrease) in trustees’ fees payable	(34)
Increase (decrease) in other accrued expenses and liabilities	(1,222)
Net cash provided by (used in) operating activities	(186,821)
Cash flows from financing activities
Issuance of common shares	24,703
Repurchases of common shares	(23,914)
Shareholder distributions	(54,555)
Borrowings under credit facilities(1)	353,000
Repayments under credit facilities(1)	(317,000)
Deferred financing costs paid	(519)
Net cash provided by (used in) financing activities	(18,285)
Total increase (decrease) in cash and foreign currency(2)	(205,106)
Cash and foreign currency at beginning of period	270,320
Cash and foreign currency at end of period	$65,214

(1)
See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the six months ended June 30, 2019, the Fund paid interest expense of  $9,427 on financing arrangements and term preferred shares.

(2)
Includes net change in unrealized gain (loss) on foreign currency of  $11.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31,
		2018	2017	2016	2015	2014
Per Share Data:(1)
Net asset value, beginning of period	$7.58	$7.51	$8.07	$7.11	$8.91	$10.02
Results of operations
Net investment income(2)	0.38	0.69	0.78	0.80	0.87	0.87
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.04)	(0.07)	(0.54)	0.97	(1.80)	(1.11)
Net increase (decrease) in net assets resulting from operations	0.34	0.62	0.24	1.77	(0.93)	(0.24)
Shareholder distributions(3)
Distributions from net investment income	(0.28)	(0.55)	(0.80)	(0.81)	(0.87)	(0.87)
Net decrease in net assets resulting from shareholder distributions	(0.28)	(0.55)	(0.80)	(0.81)	(0.87)	(0.87)
Net asset value, end of period	$7.64	$7.58	$7.51	$8.07	$7.11	$8.91
Shares outstanding, end of period	198,821,899	198,727,405	202,807,462	174,763,703	130,181,842	65,529,194
Total return(4)(5)	4.46%	8.29%	2.96%	26.66%	(11.37)%	(2.94)%
Ratio/Supplemental Data:
Net assets, end of period	$1,518,520	$1,505,973	$1,524,012	$1,410,673	$925,770	$583,619
Ratio of net investment income to average net assets(6)(7)	9.82%	8.79%	9.80%	10.84%	10.53%	9.01%
Ratio of total operating expenses to average net assets(6)	5.10%	4.96%	5.51%	4.61%	4.69%	3.72%
Ratio of expense reimbursement from sponsor to average net assets(6)	—	—	(0.11)%	(0.74)%	(1.51)%	(3.10)%
Ratio of expense recoupment to sponsor to average net assets(6)	—	—	0.01%	—	—	—
Ratio of management fee waiver to average net assets(6)	—	(0.72)%	—	—	—	—
Ratio of net operating expenses to average net assets(6)	5.10%	4.24%	5.41%	3.87%	3.18%	0.62%
Portfolio turnover(5)	43%	72%	94%	92%	125%	165%
Total amount of senior securities outstanding exclusive of treasury securities	$348,133	$312,133	$621,212	$507,230	$346,525	$157,721
Asset coverage per unit of total debt(8)	5.89	6.07	3.33	3.78	3.63	4.45
Total amount of term preferred shares outstanding	$198,592	$198,502	—	—	—	—
Asset coverage per unit of total leverage (debt and term preferred shares)(9)	3.75	3.71	—	—	—	—

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)
The per share data for distributions reflects the actual amount of distributions declared per common share during the applicable period.

(4)
The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)

number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund’s investment portfolio during the applicable period and do not represent an actual return to shareholders.
(5)
Data for the six months ended June 30, 2019 is not annualized.

(6)
Average daily net assets for the applicable period is used for this calculation. Ratios for the six months ended June 30, 2019 are annualized. Annualized ratios for the six months ended June 30, 2019 are not necessarily indicative of the ratios that may be expected for the year ending December 31, 2019.

(7)
For the six months ended June 30, 2019, no portion of the Fund’s operating expenses was waived or reimbursed by the sponsor. Had the sponsor not waived management fees or reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 9.51%, 9.69%, 10.10%, 9.02% and 5.91% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(8)
Asset coverage per unit of total debt is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities and term preferred shares, to the aggregate amount of senior securities representing indebtedness.

(9)
Asset coverage per unit of total leverage is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities and term preferred shares, less all liabilities and indebtedness not represented by senior securities and term preferred shares, to the aggregate amount of senior securities and term preferred shares representing indebtedness.

See notes to unaudited consolidated financial statements.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization
FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.
The Fund is a “Master” fund within what is known in the investment company industry as a “master-feeder” structure. Within this structure, other closed-end management investment companies, FS Global Credit Opportunities Fund—A, or Fund—A, FS Global Credit Opportunities Fund—D, or Fund—D, FS Global Credit Opportunities Fund—T, or Fund—T, FS Global Credit Opportunities Fund—ADV, or Fund—ADV and FS Global Credit Opportunities Fund—T2, or Fund—T2, or the Feeder Funds, invest substantially all of their assets in the Fund.
The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments. On April 9, 2018, GSO Capital Partners, LP (“GSO”), resigned as the investment sub-adviser to the Fund and terminated the investment sub-advisory agreement. Effective April 9, 2018, FS Global Advisor serves as the sole investment adviser and provides all investment advisory services to the Fund.
As of June 30, 2019, approximately 69.8%, 13.5%, 12.6%, 3.7% and 0.4% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2, respectively. As of December 31, 2017, each Feeder Fund had closed its respective public offering to new investors.
As of June 30, 2019, the Fund had two wholly-owned financing subsidiaries and three wholly-owned subsidiaries through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of June 30, 2019. All significant intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2018 included in the Fund’s certified shareholder report on Form N-CSR. Operating results for the six months ended June 30, 2019 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common shares on each day that the New York Stock Exchange, or the NYSE, is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common shares by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•
The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor’s management team.
•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Fund’s board of trustees, or the Board, in accordance with the Fund’s valuation policy. In making such determination, the Board may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:

•
The quarterly fair valuation process begins with FS Global Advisor’s management team reviewing and documenting preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•
FS Global Advisor’s management team then provides the audit committee of the Board with preliminary valuations for each investment;

•
The preliminary valuations are then presented to and discussed with the audit committee of the Board;

•
The audit committee of the Board then reviews the preliminary valuations and FS Global Advisor’s management team, together with any approved independent third-party valuation service, if applicable, respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•
Following its review, the audit committee of the Board approves the fair valuation of the Fund’s investments and recommends that the Board similarly approve the fair valuation of the Fund’s investments; and

•
The Board discusses the valuation of the Fund’s investments and determines the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Global Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, the Board may use any approved independent third-party pricing or valuation service; provided that the Board shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Board shall retain the discretion to use any relevant data, including information obtained from FS Global Advisor or any approved independent third-party valuation or pricing service, that the Board deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, are valued at fair value. The Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
FS Global Advisor, any approved independent third-party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Global Advisor, any approved independent third-party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the companies relative to comparable firms, as well as such other factors as the Board, in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor’s management team in determining the appropriate fair value.
Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (e.g., movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith by the Board in consultation with FS Global Advisor and any approved independent third-party valuation service, if applicable.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. The aggregate settlement values and notional amounts of the contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

the contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward foreign currency exchange contracts.
Swaps typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.
The Board is responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Global Advisor’s management team, and has authorized FS Global Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Global Advisor’s implementation of the Fund’s valuation process.
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts. For the six months ended June 30, 2019, the Fund recognized $10,634 in prepayment fee revenue.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended June 30, 2019, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Credit Default Swaps: When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. The Fund will segregate assets in the form of cash and/or liquid securities in an amount equal to any unrealized depreciation on the credit default swaps of which it is the buyer, marked-to-market on a daily basis. The Fund segregates assets in the form of cash and/or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
Options: The Fund may purchase or write call and put options in an effort to manage risk and/or generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. Premiums paid on options purchased and premiums received on options written are reflected as an asset and liability, respectively. The amount of the asset or liability is subsequently marked-to-market to reflect the current fair value of the option purchased or written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly, semi-monthly or monthly basis and to pay such distributions on a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.
Recent Accounting Pronouncements: In August 2018, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, or ASU 2018-13, which introduces new fair value disclosure requirements and eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Fund is currently evaluating the impact of ASU 2018-13 on its financial statements.
Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the six months ended June 30, 2019 and the year ended December 31, 2018:
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Gross Proceeds from Issuance of Common Shares	3,229,883	$24,703	6,673,631	$52,131
Aggregate Consideration for Repurchased Shares	(3,135,389)	(23,914)	(10,753,688)	(83,372)
Net Proceeds from Share Transactions	94,494	$789	(4,080,057)	$(31,241)
Common shares of the Fund are issued solely to Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. The following table summarizes the common shares issued by the Fund to the Feeder Funds during the six months ended June 30, 2019 and the year ended December 31, 2018:
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	2,298,246	$17,577	4,835,228	$37,759
FS Global Credit Opportunities Fund—D	470,668	3,600	982,214	7,669
FS Global Credit Opportunities Fund—T	328,878	2,515	613,896	4,807
FS Global Credit Opportunities Fund—ADV	119,518	914	214,879	1,681
FS Global Credit Opportunities Fund—T2	12,573	97	27,414	215
Total Gross Proceeds from Issuance of Common Shares	3,229,883	$24,703	6,673,631	$52,131
During the period from July 1, 2019 to August 14, 2019, the Fund issued 777,538 common shares to Fund—A, 151,699 common shares to Fund—D, 122,577 common shares to Fund—T and 37,301 common shares to Fund—ADV for gross proceeds of  $5,933, $1,157, $936 and $285, respectively. No common shares were issued from the Fund to Fund—T2 during the period from July 1, 2019 to August 14, 2019.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Fund intends to repurchase common shares held by Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 to the extent necessary to accommodate repurchase requests under each Feeder Fund’s share repurchase program. The following table summarizes the common shares repurchased by the Fund from the Feeder Funds during the six months ended June 30, 2019 and the year ended December 31, 2018:
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	2,164,786	$16,510	7,340,773	$56,890
FS Global Credit Opportunities Fund—D	446,245	3,403	1,675,929	12,973
FS Global Credit Opportunities Fund—T	301,828	2,302	1,130,391	8,776
FS Global Credit Opportunities Fund—ADV	112,875	861	412,336	3,203
FS Global Credit Opportunities Fund—T2	2,101	16	20,262	161
Total Aggregate Consideration for Repurchased Shares	3,027,835	$23,092	10,579,691	$82,003
During the period from July 1, 2019 to August 14, 2019, the Fund repurchased approximately 1,024,517 common shares from Fund—A, 211,275 common shares from Fund—D, 147,428 common shares from Fund—T, 55,990 common shares from Fund—ADV and 7,573 common shares from Fund—T2 at $7.606 per common share for aggregate consideration totaling $7,792, $1,607, $1,121, $426 and $58, respectively.
In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Funds holding small accounts after completion of the regular quarterly share repurchase offer, the Feeder Funds reserve the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account is less than the Feeder Funds’ $5,000 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Feeder Funds’ net asset value per share. The Feeder Funds will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Feeder Funds’ most recent price at which the Feeder Funds’ shares were issued pursuant to its distribution reinvestment plan. The Feeder Funds conducted the first such repurchase and de minimis account liquidation during July 2018. In order for the Feeder Funds to fund the repurchase of their common shares of beneficial interest, the Fund may repurchase some of its common shares held by the Feeder Funds in parallel, private transaction(s).

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The following table summarizes the common shares repurchased by the Fund from the Feeder Funds in connection with de minimis account liquidations during the six months ended June 30, 2019 and the year ended December 31, 2018:
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
FS Global Credit Opportunities Fund—A	89,484	$684	134,783	$1,061
FS Global Credit Opportunities Fund—D	8,205	63	13,202	104
FS Global Credit Opportunities Fund—T	6,813	52	22,061	173
FS Global Credit Opportunities Fund—ADV	3,052	23	3,951	31
FS Global Credit Opportunities Fund—T2(1)	—	—	—	—
Total Aggregate Consideration for Repurchased Shares	107,554	$822	173,997	$1,369

(1)
No common shares were repurchased.

During the period from July 1, 2019 to August 14, 2019, the Fund repurchased approximately 35,307 common shares from Fund—A, 8,653 common shares from Fund—D, 1,854 common shares from Fund—T, 585 common shares from Fund—ADV and 588 common shares from Fund—T2 for aggregate consideration totaling $267, $65, $14, $4 and $4, respectively, in connection with de minimis account liquidations.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Effective May 10, 2019, the Fund and FS Global Advisor entered into a new investment advisory agreement, dated as of April 18, 2019, or the 2019 investment advisory agreement. Pursuant to the 2019 investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.
Under the 2019 investment advisory agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital”

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to accommodate repurchase requests under the Feeder Funds’ share repurchase programs.
The calculation of the incentive fee for each quarter is as follows:
•
No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50% (6.00% annualized);

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and

•
10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Under the previous investment advisory agreement, dated as of October 9, 2013 and in effect through May 10, 2019, or the 2013 investment advisory agreement, FS Global Advisor was entitled to (a) an annual management fee of 2.0% of the Fund’s average daily gross assets and (b) an incentive fee equal to 20% of the Fund’s pre-incentive fee net investment income. Effective January 1, 2018 and through December 31, 2018, FS Global Advisor agreed to waive (a) 0.50% of the base management fee such that the fee received equaled 1.50% of the Fund’s average daily gross assets and (b) the incentive fee in its entirety.
Prior to and after the aforementioned waiver, the incentive fee was calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, as follows:
•
No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25% (9.00% annualized);

•
100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•
20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate and catch-up have been achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

GSO, the former investment sub-adviser to FS Global Advisor, was entitled to receive 50% of all management and incentive fees paid to FS Global Advisor under the 2013 investment advisory agreement with respect to each year.
Additionally, from on or about January 1, 2019 through May 10, 2019, the date on which shareholder approval of the 2019 investment advisory agreement was obtained (the “Proxy Solicitation Period”), FS Global Advisor agreed to rebate back to the Fund the difference in advisory fees, if any, between the

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

advisory fees that (i) FS Global Advisor earned during the Proxy Solicitation Period under the 2013 investment advisory agreement and (ii) FS Global Advisor would have earned had the 2019 investment advisory agreement been in effect throughout the Proxy Solicitation Period (the “Rebate”). During the Proxy Solicitation Period, the total advisory fees that FS Global Advisor would have earned under the 2019 investment advisory agreement exceeded the fees that FS Global Advisor earned under the 2013 investment advisory agreement. Therefore, no rebate was due to the Fund.
Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
The following table describes the fees and expenses incurred under the investment advisory agreement and the administration agreement during the six months ended June 30, 2019:
Related Party	Source Agreement	Description	Amount
FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$19,838
FS Global Advisor	Investment Advisory Agreement	Incentive Fee(2)	$2,995
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$1,305

(1)
During the six months ended June 30, 2019, $19,275 in management fees were paid to FS Global Advisor. As of June 30, 2019, $9,144 in management fees were payable to FS Global Advisor.

(2)
During the six months ended June 30, 2019, no incentive fees were paid to FS Global Advisor. As of June 30, 2019, $2,995 in incentive fees were payable to FS Global Advisor.

(3)
During the six months ended June 30, 2019, the Fund paid $1,369 in administrative services expenses.

Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, a private fund and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.
Expense Reimbursement Agreement
Pursuant to the expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and FS Investments, or the expense reimbursement agreement, FS Investments agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement was to ensure that no portion of any ordinary cash distributions made by the Fund were paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, FS Investments would not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement was not to prevent tax-advantaged distributions.
Under the expense reimbursement agreement, FS Investments would reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.
Pursuant to the expense reimbursement agreement, the Fund has a conditional obligation to reimburse FS Investments for any amounts funded by FS Investments under this arrangement if  (and only to the extent that), during any fiscal quarter occurring within three years of the date on which FS Investments funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse FS Investments for expense support payments made by FS Investments to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from FS Investments was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from FS Investments made during the same fiscal year) and (ii) the Fund will not

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

reimburse FS Investments for expense support payments made by FS Investments if the annualized rate of distributions per common share declared by the Fund at the time of such expense reimbursement payment is less than the annualized rate of distributions per common share declared by the Fund at the time FS Investments made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.
On November 13, 2018, FS Global Advisor informed the Board that for a period of one year, it will defer the receipt of base management fees under the then current investment advisory agreement if, and to the extent that, the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in the calendar quarter exceeds the sum of the Fund’s investment company taxable income (as defined in Section 852 of the Internal Revenue Code of 1986, as amended, or the Code), net capital gains (as defined in Section 1222 of the Code) and dividends and other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies (to the extent such amounts were not included in net investment company taxable income or net capital gains) in the calendar quarter, or collectively, the Fund’s distributable funds on a tax basis. FS Global Advisor will only receive such deferred management fees in a future calendar quarter if, and to the extent that, the Fund’s distributable funds on a tax basis in the future calendar quarter exceeds the Feeder Funds’ distributions paid to the Feeder Funds’ shareholders in such quarter. In light of this commitment by FS Global Advisor, the expense reimbursement agreement was terminated on November 13, 2018. Prior to November 13, 2019, FS Global Advisor will evaluate whether to extend this commitment to future quarters.
The following table reflects the expense reimbursements accrued from FS Investments to the Fund through June 30, 2019 that may be subject to reimbursement to FS Investments:
Quarter Ended(1)	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Common Share(2)	Reimbursement Eligibility Expiration
Fiscal 2016
September 30, 2016	$267	0.42%	9.24%	September 30, 2019
Fiscal 2017
December 31, 2017	1,647	0.39%	9.49%	December 31, 2020
Total	$1,914

(1)
The Fund did not accrue any amounts for expense reimbursements that FS Investments has agreed to pay during the six months ended June 30, 2019 and the year ended December 31, 2018 and the quarterly periods not presented for fiscal 2017. During the six months ended June 30, 2019, $8,194 of expense reimbursements that the Fund had accrued during the six months ended June 30, 2016 expired and are no longer eligible for reimbursement to FS Global Advisor as of June 30, 2019.

(2)
The annualized rate of distributions per common share is expressed as a percentage equal to the projected annualized distribution amount as of the end of the applicable quarter (which is calculated by annualizing the regular cash distribution per common share as of such date without compounding), divided by the Fund’s NAV per common share as of such date.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions
The following table reflects the cash distributions per common share that the Fund declared on its common shares during the six months ended June 30, 2019 and the years ended December 31, 2018 and 2017:
	Distribution
Fiscal Period	Per Share	Amount
For the Year Ended December 31, 2017	$0.7969	$153,970
For the Year Ended December 31, 2018	$0.5500	$109,031
For the Six Months Ended June 30, 2019	$0.2750	$54,512
On July 24, 2019 and August 15, 2019, the Board declared regular monthly cash distributions for July and August 2019, respectively, each in the amount of  $0.0425 per common share. The regular monthly cash distributions have been or will be paid monthly to shareholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim distributions in the form of cash at the discretion of the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.
Each of the Feeder Funds has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Feeder Fund can elect to have their cash distributions reinvested in additional common shares of such Feeder Fund. To the extent that a Feeder Fund’s shareholders reinvest their cash distributions, such Feeder Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Feeder Funds to their respective shareholders) may be reinvested in additional common shares of the Fund.
The Fund may fund its cash distributions to shareholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets, distributions on account of preferred and common equity and expense reimbursements and additional support payments from FS Investments. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
No portion of the cash distributions declared during the six months ended June 30, 2019 and the year ended December 31, 2018 was funded through the reimbursement of operating expenses by FS Investments or FS Global Advisor. Any such distributions funded through support payments, deferrals or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or FS Investments continues to make such payments, deferrals or waivers of such fees. The Fund’s future repayments of amounts reimbursed, deferred or waived by FS Investments and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. FS Investments and its affiliates have no obligation to waive advisory fees or make support payments in future periods.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the six months ended June 30, 2019 and the year ended December 31, 2018:
	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$54,512	100%	$109,031	100%
Total	$54,512	100%	$109,031	100%

(1)
During the six months ended June 30, 2019 and the year ended December 31, 2018, 89.6% and 87.6% of the Fund’s gross investment income, respectively, was attributable to cash income earned, 7.0% and 7.8%, respectively, was attributable to non-cash accretion of discount and 3.4% and 4.6%, respectively, was attributable to PIK interest.

The Fund’s net investment income on a tax basis for the six months ended June 30, 2019 and the year ended December 31, 2018 was $71,640 and $141,208, respectively. As of June 30, 2019, the Fund had $41,545 of undistributed net investment income on a tax basis.
The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses), preferred equity distributions and reclassification of prepayment fees recognized upon prepayment of loans.
The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the six months ended June 30, 2019:
GAAP-basis net investment income	$74,444
Reclassification of prepayment fees	(10,634)
Reclassification of mark-to-market unrealized appreciation (depreciation) on certain investments	1,458
Foreign currency gains (losses)	339
Term Preferred Shares interest expense non-deductible for tax	5,055
Other miscellaneous differences	978
Tax-basis net investment income	$71,640
As of June 30, 2019, the components of retained earnings (accumulated deficit) on a tax basis were as follows:
Distributable ordinary income	$41,545
Capital loss carryover(1)	(158,845)
Net unrealized appreciation (depreciation)	(53,567)
Total	$(170,867)

(1)
The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of June 30, 2019, the Fund had long-term and short-term capital loss carryovers of  $151,120 and $7,725, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,043,659 as of June 30, 2019. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(53,704), which was comprised of gross unrealized appreciation of  $42,721 and gross unrealized depreciation of $96,425, as of June 30, 2019.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of June 30, 2019, the Fund had a gross deferred tax asset of  $2,539 resulting from unrealized depreciation on investments, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary. As of June 30, 2019, the wholly-owned taxable subsidiary anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $2,539. For the six months ended June 30, 2019, the Fund did not record a provision for taxes related to its wholly-owned taxable subsidiary.
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The following table presents the fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2019:
Fair Value
Derivative	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$240(1)	$431(2)
Credit Risk
Credit default swap contracts	—	$6,384(3)
Market Risk
Options purchased	$1,471(4)	—
Options written	—	$83(5)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:
(1)
Unrealized appreciation on forward foreign currency exchange contracts.

(2)
Unrealized depreciation on forward foreign currency exchange contracts.

(3)
Unamortized swap premiums received and unrealized depreciation on credit default swaps.

(4)
Investments, at fair value—unaffiliated.

(5)
Options written, at fair value.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2019:
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JPMorgan Chase Bank, N.A.	$240	$240	—	—	—
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
JPMorgan Chase Bank, N.A.	$6,815	$240	—	$6,575	—

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)
Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s unaudited consolidated statement of operations for the six months ended June 30, 2019 was as follows:
Derivative	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$3,899(1)	$(12)(2)
Credit Risk
Credit default swap contracts	$(4,533)(3)	$1,470(4)
Market Risk
Options purchased	$(11,044)(5)	$(960)(6)
Options written	$6,231(7)	$216(8)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statement of operations and located as follows:
(1)
Net realized gain (loss) on forward foreign currency exchange contracts.

(2)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)
Net realized gain (loss) on credit default swaps.

(4)
Net change in unrealized appreciation (depreciation) on credit default swaps.

(5)
Net realized gain (loss) on investments—unaffiliated.

(6)
Net change in unrealized appreciation (depreciation) on investments—unaffiliated.

(7)
Net realized gain (loss) on options written.

(8)
Net change in unrealized appreciation (depreciation) on options written.

The average notional amounts of credit default swap contracts, forward foreign currency exchange contracts and options written outstanding during the six months ended June 30, 2019, which are indicative of the volumes of these derivative types, were $70,286, $119,145 and $3,082, respectively.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current fair value of the option written. Written options activity for the six months ended June 30, 2019 was as follows:
Options Written
Fair value at beginning of period	$—
Net realized gain (loss)	6,231
Net change in unrealized appreciation (depreciation)	216
Premiums received on options written	(6,560)
Premiums paid on exit	30
Fair value at end of period	$(83)

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2019:
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$885,125	$857,891	43%
Senior Secured Loans—Second Lien	271,045	270,466	14%
Senior Secured Bonds	395,302	393,980	20%
Subordinated Debt	385,187	365,521	18%
Collateralized Securities	34,976	34,563	2%
Equity/Other	76,461	67,534	3%
Total	$2,048,096	$1,989,955	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of June 30, 2019, the Fund held investments in four portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnote (w) to the unaudited consolidated schedule of investments as of June 30, 2019 included herein.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2019, the Fund had six senior secured loan investments with aggregate unfunded commitments of  $21,253. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2019:
Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$28,699	1%
Capital Goods	190,796	10%
Consumer Durables & Apparel	34,963	2%
Consumer Services	136,530	7%
Diversified Financials	198,357	10%
Energy	366,064	18%
Food & Staples Retailing	11,621	1%
Health Care Equipment & Services	118,241	6%
Household & Personal Products	69,545	3%
Insurance	75,634	4%
Materials	35,385	2%
Media	587	0%
Pharmaceuticals, Biotechnology & Life Sciences	3,744	0%
Real Estate	71,297	3%
Retailing	135,142	7%
Software & Services	238,135	12%
Technology Hardware & Equipment	38,085	2%
Telecommunication Services	144,217	7%
Transportation	92,913	5%
Total	$1,989,955	100%
The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of June 30, 2019:
Geographic Locations(1)	Fair Value	Percentage of Portfolio
United States	$1,763,468	89%
Europe	174,788	9%
Other	51,699	2%
Total	$1,989,955	100%

(1)
Geographic location based on the portfolio company’s headquarters or principal place of business.

Purchases and sales of securities during the six months ended June 30, 2019, other than short-term securities and U.S. government obligations, were $956,471 and $843,086, respectively.
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability,

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of June 30, 2019, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:
Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$703,047	$154,844	$857,891
Senior Secured Loans—Second Lien	—	232,827	37,639	270,466
Senior Secured Bonds	—	393,980	—	393,980
Subordinated Debt	—	365,521	—	365,521
Collateralized Securities	—	—	34,563	34,563
Equity/Other	25,018	331	42,185	67,534
Total Investments	25,018	1,695,706	269,231	1,989,955
Forward Foreign Currency Exchange Contracts	—	240	—	240
Total	$25,018	$1,695,946	$269,231	$1,990,195

Liability Description	Level 1	Level 2	Level 3	Total
Options Written	$—	$83	$—	$83
Forward Foreign Currency Exchange Contracts	—	431	—	431
Credit Default Swaps—Buy Protection	—	—	2,460	2,460
Credit Default Swaps—Sell Protection	—	—	3,924	3,924
Total	$—	$514	$6,384	$6,898
The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments that are traded on an active public market, are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm approved by the Board are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if the Board determines that the cost of such investment is the best indication of its fair value.
The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.
The following is a reconciliation for the six months ended June 30, 2019 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:
	For the Six Months Ended June 30, 2019
	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$91,637	$20,231	$41,996	$91,469	$245,333
Accretion of discount (amortization of premium)	142	43	—	200	385
Net realized gain (loss)	(3,518)	—	62	(34,507)	(37,963)
Net change in unrealized appreciation (depreciation)	5,050	1,777	(715)	32,380	38,492
Purchases	76,004	14,727	—	19,985	110,716
Paid-in-kind interest	767	861	—	2,172	3,800
Sales and repayments	(15,238)	—	(6,780)	(69,514)	(91,532)
Net transfers in or out of Level 3	—	—	—	—	—
Fair value at end of period	$154,844	$37,639	$34,563	$42,185	$269,231
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$1,005	$1,777	$(530)	$(862)	$1,390

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation of centrally cleared credit default swaps—buy protection for which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2019:
Fair value at beginning of period	$(687)
Net realized gain (loss)	(1,089)
Net change in unrealized appreciation (depreciation)	(1,673)
Swap premiums paid	—
Coupon payments paid	737
Premiums received on exit	252
Net transfers in or out of Level 3	—
Fair value at end of period	$(2,460)
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to centrally cleared credit default swaps—buy protection still held at the reporting date	$(1,724)
The following is a reconciliation of centrally cleared credit default swaps—sell protection for which significant unobservable inputs (Level 3) were used in determining fair value for the six months ended June 30, 2019:
Fair value at beginning of period	$(10,688)
Net realized gain (loss)	(3,444)
Net change in unrealized appreciation (depreciation)	3,143
Swap premiums received	(1,860)
Coupon payments received	(818)
Premiums paid on exit	9,743
Net transfers in or out of Level 3	—
Fair value at end of period	$(3,924)
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to centrally cleared credit default swaps—sell protection still held at the reporting date	$(1,012)

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2019 are as follows:
Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$87,980	Market Comparables	Market Yield (%)	7.5% – 10.9%	8.7%
	13,144		EBITDA Multiples (x)	4.9x – 7.3x	6.5x
	11,621		Revenue Multiples (x)	0.1x – 0.1x	0.1x
	2,399		Liquidation Coverage (%)	7.3% – 8.3%	7.8%
	39,700	Cost	Cost	100.0% – 100.0%	100.0%
Senior Secured Loans—Second Lien	22,880	Market Comparables	Market Yield (%)	8.8% – 9.3%	9.1%
	14,759		EBITDA Multiples (x)	4.9x – 5.4x	5.1x
	—		Revenue Multiples (x)	0.1x – 0.1x	0.1x
Collateralized Securities	34,563	Market Comparables	Market Yield (%)	12.6% – 12.6%	12.6%
Equity/Other	42,185	Market Comparables	EBITDA Multiples (x)	4.1x – 9.7x	6.1x
			Production Multiples (Mboe/d)	$37,500.0 – $42,500.0	$40,000.0
			Proved Reserves Multiples (Mmboe)	$12.1 – $13.6	$12.9
			PV-10 Multiples (x)	0.7x – 0.8x	0.8x
			Revenue Multiples (x)	0.1x – 14.0x	13.3x
Total	$269,231
Centrally Cleared Credit Default Swaps—Buy Protection	$(2,460)	Market Quotes	Indicative Dealer Quotes	8.2% – 8.2%	8.2%
Centrally Cleared Credit Default Swaps—Sell Protection	$(3,924)	Market Quotes	Indicative Dealer Quotes	(24.5)% – (24.5)%	(24.5)%

(1)
Investments using a market quotes valuation technique were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which were provided by an independent third-party pricing service and screened for validity by such service. For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement.

Note 9. Financing Arrangements and Term Preferred Shares
The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of June 30, 2019:
Arrangement(1)	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Dauphin Funding Facility	Revolving Credit Facility	L+1.85%	$75,000	$75,000	April 22, 2021
Bucks Funding Facility	Revolving Credit Facility	L+1.10%	173,133	26,867	March 26, 2020(3)
Bucks Funding Facility	Term Loan	L+1.20%	100,000	—	April 22, 2021
Series 2023 Term Preferred—Floating(4)	Floating Rate Shares	L+1.85%	45,000	—	August 1, 2023
Series 2023 Term Preferred—Fixed(4)	Fixed Rate Shares	4.818%	55,000	—	August 1, 2023
Series 2026 Term Preferred Shares(4)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Total			$548,133	$101,867

(1)
Borrowings of each of the Fund’s financing subsidiaries and each series of the Term Preferred Shares are considered borrowings of the Fund, and senior securities, respectively, for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

(2)
The carrying amount outstanding under the facility approximates its fair value.

(3)
As described below, this facility generally is terminable upon 270 days’ notice by BNPP or two days’ notice by the Fund. As of June 30, 2019, neither party to the facility had provided notice of its intent to terminate the facility.

(4)
The valuations of the Series 2023 Term Preferred—Floating, Series 2023 Term Preferred—Fixed and Series 2026 Term Preferred Shares are considered Level 2 valuations within the fair value hierarchy.

For the six months ended June 30, 2019, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:
	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Dauphin Funding	$1,337	$93	$1,430
Bucks Funding—Revolving Credit Facility	4,823	—	4,823
Bucks Funding—Term Loan	709	—	709
Series 2023 Term Preferred Shares—Floating Rate	1,016	39	1,055
Series 2023 Term Preferred Shares—Fixed Rate	1,325	42	1,367
Series 2026 Term Preferred Shares	2,713	54	2,767
Total	$11,923	$228	$12,151

(1)
Interest expense includes the effect of unused fees and commitment fees, if any.

For the six months ended June 30, 2019, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Fund’s financing arrangements and term preferred shares were as follows:
	Cash Paid for Interest Expense(1)	Average Borrowings	Effective Interest Rate(2)	Weighted Average Interest Rate(2)
Dauphin Funding	$747	$54,378	5.21%	4.92%
Bucks Funding—Revolving Credit Facility	5,041	$256,497	3.51%	3.77%
Bucks Funding—Term Loan	—	$100,000	3.52%	3.65%
Series 2023 Term Preferred Shares—Floating Rate	1,016	$45,000	4.44%	4.52%
Series 2023 Term Preferred Shares—Fixed Rate	1,266	$55,000	4.82%	4.82%
Series 2026 Term Preferred Shares	1,357	$100,000	5.43%	5.43%
Total	$9,427

(1)
Interest under the Dauphin Funding facility is payable quarterly in arrears. Interest under the Bucks Funding facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Dividends under the Series 2023 Term Preferred Shares—Floating Rate are payable quarterly in arrears, commencing on October 1, 2018. Dividends under the Series 2023 Term Preferred Shares—Fixed Rate and Series 2026 Term Preferred Shares are each payable semi-annually in arrears, commencing on February 1, 2019.

(2)
Effective interest rate and weighted average interest rate include the effect of unused fees and commitment fees, if any.

Dauphin Funding Facility
On August 26, 2014, the Fund’s wholly-owned, special-purpose financing subsidiary, Dauphin Funding, entered into a revolving credit facility, or the Dauphin Funding facility, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent and a lender, and the other lenders party thereto. On April 22, 2019, the parties entered into an amendment and restatement of the Dauphin Funding facility with a maximum commitment of  $150,000 which includes the terms described herein. Additionally, the Fund guaranteed all of Dauphin Funding’s obligations under the Dauphin Funding facility.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

The Fund may contribute assets to Dauphin Funding from time to time, subject to certain restrictions set forth in the Dauphin Funding facility, and will retain a residual interest in any assets contributed through its ownership of Dauphin Funding or will receive fair market value for any assets sold to Dauphin Funding. Dauphin Funding may purchase additional assets from various sources. Dauphin Funding has appointed the Fund to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dauphin Funding’s obligations to Deutsche Bank under the Dauphin Funding facility are secured by a first priority security interest in substantially all of the assets of Dauphin Funding, including its portfolio of assets.
Dauphin Funding may borrow loans under the Dauphin Funding facility in U.S. dollars, euros and British pounds sterling, at its election. Borrowings under the Dauphin Funding facility accrue interest at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, for the relevant currency plus a spread of 1.85% per annum. When more than 25% of the maximum commitment is undrawn, Dauphin Funding is required to pay an unused fee at a rate equal to 0.50%, 0.80% or 1.45% per annum tiered based on the undrawn commitment on each day. Interest and unused fee rates increase by 0.30% if the Fund’s guaranty is terminated at any time prior to the maturity date. Dauphin Funding also will be required to pay a commitment reduction fee at a rate equal to 0.75% on the amount of the commitment reduced, if any reduction occurs on or prior to April 22, 2020, or 0.50%, if any reduction occurs between April 23, 2020 and March 22, 2021, in each case, prorated for the number of days remaining to the maturity date. Borrowings under the Dauphin Funding facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Dauphin Funding varies depending upon the types of assets in Dauphin Funding’s portfolio. Any amounts borrowed under the Dauphin Funding facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on April 22, 2021.
Under the Dauphin Funding facility, Dauphin Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The Dauphin Funding facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) the purchase by Dauphin Funding of certain ineligible assets; (c) the insolvency or bankruptcy of Dauphin Funding or the Fund; (d) the Fund ceasing to act as investment manager of Dauphin Funding’s assets; (e) the decline of the Fund’s NAV below a specified threshold; (f) fraud or other illicit acts by the Fund or FS Global Advisor in their respective investment advisory capacities; and (g) the occurrence of a default or similar condition under certain third-party contracts by the Fund or Dauphin Funding. Upon the occurrence of an event of default, Deutsche Bank may declare the outstanding principal and interest and all other amounts owing under the Dauphin Funding facility immediately due and payable. During the continuation of an event of default, Dauphin Funding must pay interest at a default rate.
The Fund incurred costs in connection with obtaining and amending the Dauphin Funding facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of June 30, 2019, $433 of such deferred financing costs had yet to be amortized to interest expense.
Bucks Funding Facility
On March 10, 2015, the Fund’s wholly-owned financing subsidiary, Bucks Funding, entered into a committed facility arrangement, or the Bucks Funding facility, with BNP Paribas Prime Brokerage, Inc., or BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, and BNPP, or, collectively, the BNPP Entities. The Bucks Funding facility was effected through a committed facility agreement by and between Bucks Funding and BNPP, or the committed facility agreement, a U.S. Prime Brokerage agreement by and between Bucks Funding and BNPP and a

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

special custody and pledge agreement by and among Bucks Funding, BNPP and State Street Bank and Trust Company, or State Street, as custodian, each dated as of March 10, 2015, and which are collectively referred to herein as the BNP financing agreements. On May 18, 2017, Bucks Funding entered into an amendment to the Bucks Funding facility to increase the maximum commitment available to Bucks Funding under the facility to $300,000. On April 22, 2019, Bucks Funding entered into an amendment and restatement of the Bucks Funding facility to, among other things, (i) bifurcate the facility between a term loan facility in the amount of  $100,000 and a revolving credit facility with a maximum commitment amount of  $200,000, and (ii) add a guaranty by the Fund of the obligations of Bucks Funding.
The Fund may contribute securities to Bucks Funding from time to time, subject to certain restrictions set forth in the committed facility agreement, and will retain a residual interest in any securities contributed through its ownership of Bucks Funding or will receive fair market value for any securities sold to Bucks Funding. Bucks Funding may purchase additional securities from various sources. Bucks Funding has appointed the Fund to manage its portfolio of securities pursuant to the terms of an investment management agreement. Bucks Funding’s obligations to BNP PBIL under the Bucks Funding facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of securities. Such pledged portfolio of securities is held in a segregated custody account with State Street. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the BNP financing agreements.
Borrowings under the Bucks Funding facility accrue interest at a rate equal to the three-month LIBOR plus 1.10% per annum for revolving loans and 1.20% for term loans. Interest is payable monthly in arrears. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount available under the revolving credit facility has not been utilized and 0% per annum if 90% or more has been utilized. The term loans under the Bucks Funding facility will mature, and the principal and accrued and unpaid interest thereunder will be due and payable, on April 21, 2021. Bucks Funding may terminate the committed facility agreement upon 270 days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the revolving credit facility. Bucks Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining, amending and restating the Bucks Funding facility.
Under the Bucks Funding facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants and reporting requirements customary for facilities of this type. The BNP financing agreements contain the following events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of the Fund or Bucks Funding; (b) any change in BNP PBIL’s interpretation of applicable law that, in the reasonable opinion of counsel to BNP PBIL, has the effect of impeding or prohibiting the Bucks Funding facility; (c) certain events of insolvency or bankruptcy by the Fund or Bucks Funding; (d) specified material reductions in the Fund’s or Bucks Funding’s NAV; (e) any change in the Fund’s fundamental or material investment policies; and (f) the termination of the investment advisory agreement or if FS Global Advisor otherwise ceases to act as the Fund’s investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNP PBIL.
Under the terms of the BNP financing agreements, BNP PBIL has the ability to borrow a portion of the pledged collateral, or collectively, the rehypothecated securities, subject to certain limits. Bucks Funding may receive a fee from BNP PBIL in connection with any rehypothecated securities. Bucks Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Bucks Funding to BNP PBIL. Bucks Funding may recall any rehypothecated security

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

at any time, and BNP PBIL must return such security or equivalent security within a commercially reasonable period. In the event BNP PBIL does not return the security, Bucks Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such unreturned rehypothecated security against any outstanding borrowings owed to BNP PBIL under the BNP financing agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Bucks Funding under the BNP financing agreements, BNP PBIL may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Bucks Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.
The maximum commitment financing available under the revolving credit facility is $200,000. Any amounts borrowed under the revolving credit facility in excess of the maximum commitment are callable at the discretion of BNP PBIL. The Fund incurred costs in connection with obtaining, amending and restating the Bucks Funding facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of June 30, 2019, all of such deferred financing costs had been amortized to interest expense.
Series 2023 Term Preferred Shares
On August 9, 2018, the Fund issued Term Preferred Shares, Series 2023, consisting of 45,000 shares of its Term Preferred Shares, Series 2023—Floating Rate (the “Floating Rate Shares”) and 55,000 shares of its Term Preferred Shares, Series 2023—Fixed Rate (the “Fixed Rate Shares”) (collectively, the “Series 2023 Term Preferred Shares”) at a price of  $1,000 per share. The Term Preferred Shares were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of  $99,625.
The Fund will be required to redeem all of the Term Preferred Shares on August 1, 2023 at a liquidation price of  $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the outstanding Floating Rate Shares subject to payment of a premium through August 1, 2019 and at the liquidation price thereafter, and may, at its sole option, redeem the Fixed Rate Shares subject to payment of a make-whole premium. Dividends on the Floating Rate Shares are payable quarterly in arrears on the first business day of each calendar quarter, commencing on October 1, 2018, at a floating rate calculated by reference to the three-month LIBOR based on the U.S. dollar plus 1.85% per annum. Dividends on the Fixed Rate Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 4.818%.
Series 2026 Term Preferred Shares
On November 1, 2018, the Fund issued 100,000 of its Term Preferred Shares, Series 2026 (the “Series 2026 Term Preferred Shares”) at a price of  $1,000 per share. The Series 2026 Term Preferred Shares (collectively with the Series 2023 Term Preferred Shares, the “Term Preferred Shares”) were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), for net proceeds before expenses of  $99,375.
The Fund will be required to redeem all of the Series 2026 Term Preferred Shares on February 1, 2026 at a liquidation price of  $1,000 per share, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares subject to payment of a make-whole premium through November 1, 2025 and at the liquidation price thereafter. However, in the event that either (i) the holders of the Series 2026 Term Preferred Shares seek to replace any existing trustee or nominate any additional trustee to the Fund’s board pursuant to a proxy contest, except for the exercise

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 9. Financing Arrangements and Term Preferred Shares (continued)

by the holders of preferred shares’ right to appoint a majority of the trustees upon a failure to pay dividends, or (ii) the Series 2026 Term Preferred Shares do not have at least one credit rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by Standard & Poor’s Rating Services issued by a nationally recognized statistical rating organization (an “Investment Grade Rating”), and certain operational conditions are satisfied, then the Fund may, at its sole option, redeem the Series 2026 Term Preferred Shares at the liquidation price without the payment of a make-whole premium. Dividends on the Series 2026 Term Preferred Shares are payable semi-annually in arrears on February 1 and August 1 of each year, commencing on February 1, 2019, at a fixed annual rate of 5.426%. In the event that the Series 2026 Term Preferred Shares do not have an Investment Grade Rating for a period of 75 consecutive days, unless certain operational conditions are satisfied, a default rate of an additional 3.50% per annum will be added to the dividend rate.
Term Preferred Shares
The Term Preferred Shares will rank senior in right of payment to the Fund’s common shares of beneficial interest, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.
The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.
The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net of deferred financing costs. The fair value of Term Preferred Shares is expected to be approximately their liquidation preference so long as the credit rating on the Term Preferred Shares, and therefore the “spread” on the Term Preferred Shares remains unchanged. As of June 30, 2019, FS Global Advisor has determined that the fair value of the Term Preferred Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.
As of June 30, 2019, $198,592 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of  $876 and $532, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of June 30, 2019, $532 of such deferred financing costs had yet to be amortized to interest expense.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Feeder Funds’ prospectuses and the Feeder Funds’ and the Fund’s other filings with the SEC.

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of

FS Global Credit Opportunities Fund
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates, which consists of the conditional obligation of the Fund to reimburse FS Investments pursuant to the terms of the former expense reimbursement agreement.

Supplemental Information
Matters Submitted to a Vote of Shareholders
Fund—A, Fund—D, Fund—T, Fund—ADV and Fund—T2 held special meetings of shareholders on April 18, 2019, to approve the 2019 investment advisory agreement between the Fund and FS Global Advisor, or the Proposal. FS Global Credit Opportunities Fund—D adjourned its meeting until May 10, 2019.
The special shareholder meeting results were as follows:
	Number of Shares			% of Votes Cast in Favor
	For	Against	Abstain
Fund—A	59,429,636	17,276,148	3,573,322	74.03%
Fund—D	11,973,516	1,371,998	591,814	85.91%
Fund—T	11,944,593	2,474,167	825,946	78.35%
Fund—ADV	3,471,301	102,795	249,463	90.79%
Fund—T2	435,339	3,939	47,044	89.52%
Similarly, on May 10, 2019, each Feeder Fund voted its shares in the Fund for or against the Proposal proportionately with the vote each Feeder Fund received from its respective shareholders. As a result, the voting of shares in the Fund to approve the Proposal were as follows:
	For the Proposal	Against the Proposal	Abstain
FS Global Credit Opportunities Fund	90.26%	4.27%	5.47%
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Shareholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at www.sec.gov.
Proxy Voting Record
Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at www.sec.gov.

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are issued only to FS Global Credit Opportunities Fund–A, FS Global Credit Opportunities Fund–D, FS Global Credit Opportunities Fund–T, FS Global Credit Opportunities Fund–ADV and FS Global Credit Opportunities Fund–T2 in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund. Past performance is not indicative of future results.

www.fsinvestments.com	SAN19-GCO-M
© 2019 FS Investments	DFS JN19

Item 2.   Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3.   Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6.   Investments.

(a)	The Feeder Fund invests substantially all of its assets in FS Global Credit Opportunities Fund (the “Fund”), a separate non-diversified, closed-end management investment company with the same investment objectives and strategies as the Feeder Fund. All investments in portfolio companies are made at the Fund level. The Fund’s unaudited consolidated schedule of investments as of June 30, 2019 is included as part of the Semi-Annual Report included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.

(b)	As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers identified in Item 8(a)(1) of the Feeder Fund’s annual report on Form N-CSR for the fiscal year ended December 31, 2018.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The following table provides information concerning the Feeder Fund’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the six months ended June 30, 2019 pursuant to its share repurchase program and de minimis account liquidations. All amounts are in thousands, except share and per share amounts.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)(2)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2019	1,162,521	$7.539	1,162,521		(3)
February 1 to February 28, 2019	—	—	—	—
March 1 to March 31, 2019	—	—	—	—
April 1 to April 30, 2019	1,105,387	$7.639	1,105,387		(3)
May 1 to May 31, 2019	—	—	—	—
June 1 to June 30, 2019	—	—	—	—
Total	2,267,908	$7.588	2,267,908		(3)

(1)	All common shares were purchased as a result of tender offers conducted pursuant to the Feeder Fund’s previously announced share repurchase program.

(2)	In order to minimize the expense of supporting small accounts and provide additional liquidity to shareholders of the Feeder Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Feeder Fund reserves the right to repurchase the shares of and liquidate any investor’s account if the balance of such account is less than the Feeder Fund’s $5,000 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Feeder Fund’s net asset value per share. The Feeder Fund will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Feeder Fund’s most recent price at which the Feeder Fund’s shares were issued pursuant to its distribution reinvestment plan.

(3)	The Feeder Fund will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of common shares that the Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under the Feeder Fund’s distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Feeder Fund can repurchase with the proceeds it receives from the sale of common shares under the Feeder Fund’s distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Feeder Fund will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase. The Feeder Fund’s board of trustees (the “Board”) may amend, suspend or terminate the Feeder Fund’s share repurchase program at any time.

Item 10.   Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Feeder Fund’s shareholders may recommend nominees to the Board during the period covered by the Semi-Annual Report included in Item 1 of this Form N-CSR.

Item 11.   Controls and Procedures.

(a)	The Feeder Fund’s principal executive officer and principal financial officer have evaluated the Feeder Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this Form N-CSR and have concluded that the Feeder Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Feeder Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)	There was no change in the Feeder Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Feeder Fund’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual report on Form N-CSR.

(b)	Not applicable to this semi-annual report on Form N-CSR.

Item 13.   Exhibits.

(a)(1)	Not applicable to this semi-annual report on Form N-CSR.

(a)(2)	The certifications of the Feeder Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.

(a)(3)	Not applicable to this semi-annual report on Form N-CSR.

(a)(4)	Not applicable to this semi-annual report on Form N-CSR.

(b)	The certifications of the Feeder Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund—A

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: September 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: September 6, 2019

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: September 6, 2019